UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Annual Report May 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Georgia Municipal Bond Fund	FGATX	FGCCX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	FAFLX	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FDCCX	FCNCX	FCNRX
Nuveen Tennessee Municipal Bond Fund	FTNTX	FTNDX	FTNCX	FTNRX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as beginning to set expectations for a transition into tightening mode.

The economic story outside the U.S. holds much uncertainty. The escalating drama over Greece’s debt negotiations has the European economy on edge, while China’s economy has decelerated and experienced a great deal of turmoil in its stock markets. Other areas of concern include a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, involving the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

July 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio managers Daniel J. Close, CFA, and Steven M. Hlavin review economic and market conditions, key investment strategies and the performance of the Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund. Dan has managed the Georgia, North Carolina and Tennessee Funds since 2007, and Steve has managed the Louisiana Fund since 2011.

What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s most recent estimate, the U.S. economy contracted at a 0.7% annualized rate in the first quarter of 2015, as measured by gross domestic product (GDP), compared with an increase of 2.2% in the fourth quarter of 2014 and 5.0% in the third quarter. The decline in the real GDP growth rate from the fourth quarter to the first quarter primarily reflected a downturn in both state and local government spending as well as declines in exports and consumer spending. These were partly offset by an upturn in federal government spending. The Consumer Price Index (CPI) was unchanged on a year-over-year basis as of May 2015. The core CPI figure (which excludes food and energy) increased 1.7% during the same period, which was below the Fed’s unofficial longer term inflation objective of 2.0%. As of May 2015, the U.S. unemployment rate was 5.5%, a level not seen since mid-2008 and nearly 1% lower than one year ago. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains, with 35 consecutive months of year-over-year increases as of its most recent reading in March 2015. The housing market continued to post consistent gains as of its most recent reading in April 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended April 2015 (most recent data available at the time this report was prepared).

Municipal bonds enjoyed strong performance during the twelve-month reporting period, buoyed by a backdrop of low interest rates, improving investor sentiment and favorable supply-demand dynamics. Interest rates were widely expected to rise in 2014, as the economy improved and the Fed wound down its asset purchases. However, the 10-year Treasury yield ended the year even lower than where it began. As a result, fixed income asset classes performed surprisingly well (as yields fall, prices rise and vice versa). At the same time, investors grew more confident that the Fed’s tapering would proceed at a measured pace and that the credit woes of Detroit and Puerto Rico would be contained. In addition, credit fundamentals for state and local governments were generally stabilizing, although pockets of trouble remained. California and New York showed marked improvements during 2014, whereas Illinois, New Jersey and Puerto Rico, for example, still face considerable challenges.

Investors’ declining risk aversion bolstered demand for higher yielding assets, including municipal bonds, which reversed the tide of outflows municipal bond funds suffered in 2013. While demand and inflows rose, supply continued to be subdued in 2014. More municipal bonds left the market than were added, a condition known as net negative issuance. Part of the reason for net negative issuance was that a significant portion of issuer activity focused on current refundings, in which a new bond is issued to replace the called bond (in contrast to an advanced refunding, where the called bond remains in the market as a pre-refunded bond).

These factors helped drive municipal bond yields lower and tightened yield spreads relative to Treasuries in 2014 overall. However, as 2015 began, market conditions turned more volatile. A series of disappointing economic data underscored the fragility of the U.S. recovery, as well as cast further uncertainty on the timing of the Fed’s first rate hike. Issuance was unusually strong at the beginning of 2015, fueling concerns about potential oversupply conditions. Over the twelve months ended May 31, 2015, municipal bond issuance nationwide totaled $397.8 billion, an increase of 34.4% from the issuance for the twelve-month period ended May 31, 2014. The surge in gross issuance is due mostly to increased refunding deals as issuers have been actively and aggressively refunding their outstanding debt given the very low interest rate environment. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this has been an overall positive technical factor on municipal bond investment performance. At the same time, regulatory changes, increased risk aversion and expectations for rising interest rates have encouraged bond dealers, typically brokers and banks, to reduce the size of their inventories in recent years. By holding smaller amounts of bonds on their books, dealers seek to mitigate their exposure to bonds that could potentially be worth less or be more difficult to sell in the future. As a result, there has been less liquidity in the marketplace, which contributed to periods of increased price volatility in early 2015. The municipal bond market also experienced some seasonal weakness in the first few months of 2015 due to tax-related selling. Finally, divergence in economic growth and central bank policies around the world have reinforced an interest rate differential that favors demand for U.S. Treasuries, maintaining downward pressure on yields.

6	Nuveen Investments

How were the economic and market environments in Georgia, Louisiana, North Carolina and Tennessee during the twelve-month reporting period ended May 31, 2015?

Georgia’s economy is performing well. Benchmark employment revisions indicate that the labor market fared considerably better last year than previously estimated. Total state employment grew by 3.0% in 2014, compared to 2.3% for the nation. As of May 2015, unemployment in Georgia was 6.3%, down from 7.3% in May 2014, but still above the national rate of 5.5%. Georgia’s economy continued to be well diversified, although geographically concentrated around the Atlanta metropolitan area. Home prices in the Atlanta area, which were hard hit by the housing crisis, were up 4.9% year-over-year as of April 2015 (most recent data available at the time this report was prepared), according to the S&P/Case-Shiller Home Price Index. For Fiscal 2016, Georgia adopted a $21.8 billion state budget, increasing state spending by $1 billion over the Fiscal 2015 budget. The 2016 state budget is still $3 billion below the 2007 fiscal year levels, on an inflation-adjusted per capita basis. The Fiscal 2016 budget provides $500 million in additional funds for K-12 education and 1% pay raises for state employees. In November 2014, voters in Georgia approved a constitutional amendment to prevent the state from increasing the maximum individual income tax rate above 6%. Individual income tax is Georgia’s largest revenue source accounting for 47% of the state’s Fiscal 2015 General Fund budget. Capping the income tax reduces the state’s financial flexibility to raise revenues if necessary. As of June 2015 (subsequent to the close of this reporting period), Georgia’s general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively. For the twelve months ended May 31, 2015, municipal issuance in Georgia totaled $6.8 billion, a gross issuance increase of 34.8% from the twelve months ended May 31, 2014.

Louisiana’s economy has been affected by the current turmoil in oil prices. The state’s economy is heavily dependent on energy production, which accounts for one-third of the state’s gross domestic product. A sharp decline in oil prices translates into lower revenues for the state and delays economic investments in the state. Louisiana’s unemployment rate had remained solidly below that of the U.S. for a long stretch, but has recently widened out to 6.6% as of May 2015, compared to the national rate of 5.5%. The state has generated General Fund operating deficits in five of the past six fiscal years. Revenues have consistently underperformed relative to budgeted expectations. The use of one-time revenue sources to close budgetary gaps continues as a common funding mechanism. Louisiana faces a substantial $1.6 billion budget gap for Fiscal Year 2016, which is equal to about 18% of General Fund revenues. Most of the gap results from the more than $1 billion of non-recurring resources in the 2015 budget that are not available in 2016. Louisiana has an above-average debt burden. Based on Moody’s 2014 debt medians, Louisiana’s net tax-supported debt was 3.9% of personal income, placing it 15th highest among the states. As of June 2015 (subsequent to the close of this reporting period), Louisiana’s general obligation bonds were rated Aa2 with a negative outlook by Moody’s, and AA with a stable outlook by S&P. Louisiana issued $5.6 billion in municipal bonds during the twelve months ended May 31, 2015, a gross issuance increase of 57% from the twelve months ended May 31, 2014.

North Carolina’s growth slowed in 2014 but it remains in the middle of the pack in terms of its recovery from the recession. For 2014, the gross state product for North Carolina grew 1.4% compared to 2.7% the prior year, however, it still ranks 25th among all states. As of May 2015, the state’s unemployment rate was 5.7%. North Carolina has worked to transition its economy away from old-line manufacturing into sectors oriented toward research, technology and services and the combination of experience and a focus on the future resulted in Raleigh being selected as the site for a new federally subsidized institute for technology-based manufacturing. Once a leader in textiles, furniture and tobacco, the state’s manufacturing sector was not expected to resume its role as a major driver in the North Carolina economy but manufacturing has continued to represent a significant number of the state’s jobs. Almost 11% of total employment is in manufacturing and the sector has added 9,500 jobs during the recovery. The federal government remained the largest employer in the state due to the large military installments, including Fort Bragg and Camp Lejeune, which are the two largest employers in the state with more than 110,000 workers. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 5.6% during the twelve months ended April 2015 (most recent data available at the time this report was prepared), compared with a 4.9% price increase nationally. This put Charlotte home prices less than 4% from their 2007 peak. North Carolina is projected to have a $400 million surplus in Fiscal Year 2015 and the Fiscal Year 2016 proposed budget includes a 2% increase in revenues. As of May 2015, Moody’s, S&P and Fitch rated North Carolina general obligation debt at Aaa/AAA/AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2015, municipal issuance in North Carolina totaled $5.5 billion, a gross issuance increase of 108.3% from the previous twelve months.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Similar to 2013, Tennessee’s economic growth rate fell behind the U.S. last year. In 2014, the state’s economy expanded at a rate of 1.7%, compared with the national growth rate of 2.2%, ranking Tennessee 24th in terms of GDP growth by state. Manufacturing, which accounts for an above average 11.6% of the state’s jobs compared with 8.8% nationally, has been a bright spot and is expected to continue to benefit from major capital investments in Tennessee factories. Vehicle manufacturing jobs account for approximately one third of the state’s manufacturing employment, a sector supported over the last twelve months by strong auto sales nationwide. Additionally, a focus on economic development and job creation has led to numerous companies relocating to the state or expanding operation over the last two years and been an important factor in the state’s recovery. A $600 million Volkswagen expansion is projected to eventually add up 2,000 jobs. Tennessee’s jobless rate is much improved at 5.8% as of May 31, 2015, as compared to 6.4% a year prior. At the close of Fiscal 2014, the state’s General Fund maintained a fund balance of $2.1 billion, or 11.1% of revenues. This includes the state’s rainy day fund of $456 million intended to allow for a margin of revenue fluctuation. Revenues for Fiscal 2015 are favorably tracking ahead of budget, led by strong year-over-year growth in sales taxes. Because Tennessee does not have an income tax, the state depends largely on sales taxes, which account for approximately 55% of all state tax revenues. The adopted Fiscal 2016 state budget totals $33.8 billion, a modest 2.3% increase over the prior year. Though expenditure cuts of nearly $190 million were needed to achieve budgetary balance, the budget provides funding increases for higher education and funds multiple economic development initiatives. Ongoing efforts to restructure state government operations could lead to a reduction of up to 2,000 state employees through voluntary buyouts in 2015, curtailing future expenditure growth. Favorably, Tennessee has historically demonstrated a commitment to building reserves and was able to maintain a positive fund balance throughout the last economic downturn. In 2013 the state increased its statutory rainy day target to 8% of revenues from the previous goal of 5%. The 2016 spending plan includes a modest deposit to the state’s rainy day fund, increasing reserves to an estimated $568 million by June 2016. Because Tennessee has made all actuarially required contributions into its pension system since 1972, pensions are well funded in comparison to other states, approximately 90% funded. As of June 2015, Tennessee’s general obligation bonds maintained ratings of Aaa from Moody’s and AA+ from S&P. For the twelve months ended May 31, 2015, Tennessee issued $4.7 billion in municipal bonds, a gross issuance increase of nearly 93% from the twelve months ended May 31, 2014.

How did the Funds perform during the twelve-month reporting period ended May 31, 2015?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable one-year, five-year, ten-year and since-inception periods ended May 31, 2015. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared to the performance of a corresponding market index and Lipper classification average.

During the reporting period, the Class A Shares at NAV of the Georgia, Louisiana and Tennessee Funds outperformed the S&P Municipal Bond Index and their respective Lipper classification average, while the North Carolina Fund performed essentially in line with both performance measures.

What strategies were used to manage the Funds during the reporting period ended May 31, 2015 and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen Asset Management’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Georgia Municipal Bond Fund

The Nuveen Georgia Municipal Bond Fund outperformed the S&P Municipal Bond Index during the twelve-month reporting period. Credit quality positioning was the biggest contributor to relative results due to the Fund’s underweighted exposure to AAA rated securities and overweighted position in securities rated BBB and below. Investors’ appetite for higher yielding securities helped lower quality bonds to outpace their higher quality counterparts.

Sector allocation also produced favorable results. The Fund’s performance benefited from an underweighting in state general obligation bonds, which lagged the market. However, sector-driven outperformance was somewhat hampered by the Fund’s relative overweighting in pre-refunded bonds, which are of high credit quality.

8	Nuveen Investments

Duration positioning, which reflects the Fund’s interest rate sensitivity, modestly contributed to outperformance. The Fund maintained an underweighted position in shorter duration securities, which suffered as short-term interest rates rose.

Security selection gave the Fund a slight lift. We invested in tender option bonds (TOBs) inverse floating rate securities linked to Atlanta Water and Wastewater long duration bonds. TOBs are derivative contracts we use to in an attempt to increase distributable income and enhance total return by adding a small amount of leverage. They performed well as long-term rates declined. Holdings in Oconee Regional Medical Center also generated above average gains. The bonds’ structural features of longer durations and lower credit quality were favored among investors looking for sufficient yield in a low rate environment. Additionally, the bonds benefited from a perceived improvement in the issuers’ credit outlook when the rural hospital became an affiliate of a higher rated hospital.

Our purchases and sales were roughly balanced during the reporting period. Among the more notable portfolio additions were higher education revenue bonds issued by Spelman College and BBB rated bonds from Savannah College of Art and Design. We also added some higher rated general obligation bonds issued by local issuers, as well as bonds issued by the Atlanta Development Authority Downtown New Stadium which were lower rated and backed by a dedicated stream of hotel tax revenue.

To fund most of our purchases, we used the proceeds from some holdings that had been called by their issuers. We also eliminated our position in Coffee County Regional Medical Center, given that the bonds’ short call feature afforded limited upside price appreciation.

The portfolio continued to hold a credit default swap on the debt obligations of the U.S. territory of Puerto Rico. There is a correlation between the credit quality of Puerto Rico bonds and that of the overall high yield municipal bond market. Given that this portfolio regularly maintains a stake in BBB rated and below investment grade bonds, we viewed this as a method to reduce the portfolio’s overall risk while continuing to take advantage of opportunities to invest in the lower quality portion of the market. During the reporting period, the swaps had a negligible impact on performance.

Nuveen North Carolina Municipal Bond Fund

The Nuveen North Carolina Municipal Bond Fund performed essentially in line with the S&P Municipal Bond Index during the twelve-month reporting period. Duration positioning was a helpful factor behind the Fund’s results, particularly an underweighting in shorter duration securities and overweighting in long-term bonds. Short duration securities did not experience as much price appreciation as long term securities as municipal bond yields declined.

Ratings allocation was similarly favorable, although sector allocation produced mixed, but positive results. The Fund’s underweighting in AAA rated securities added value, given that investors favored lower rated, higher yielding investments. In terms of sector allocation, the Fund’s overweighting in tollroad debt helped, as the transportation sector fared well. In contrast, the Fund’s overweighting in pre-refunded securities hurt. These bonds, which carry the highest quality available in the municipal market, lagged as investors favored higher yielding alternatives.

Given the Fund’s meaningful exposure to BBB rated and below investment grade rated bonds, we held a credit default swap on the U.S. territory of Puerto Rico, as this credit is representative of the high yield market and we believe that credit default swaps can serve to provide some mitigation against a downturn in the high yield municipal bond market. This derivative security allowed us to maintain lower quality North Carolina bonds while simultaneously reducing the portfolio’s credit risk. During the reporting period, this position had a negligible impact on performance.

We were relatively active in the portfolio during the reporting period. The Fund experienced a number of bond calls. We used the proceeds of these calls, as well as the sale of a pre-refunded bond holding, to fund a number of mostly intermediate to longer duration securities. New purchases included a newly issued, lower rated bond for the construction of express lanes for Interstate 77. We also augmented our existing positions in higher education bonds for Duke University and the University of North Carolina at Charlotte, local general obligation and local-appropriated bonds, which depend on an appropriation of general funds and water and sewer securities. We also added more health care securities in the single A rated credit range.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Nuveen Tennessee Municipal Bond Fund

The Nuveen Tennessee Municipal Bond Fund outperformed the S&P Municipal Bond Index during the twelve-month reporting period, helped by duration positioning, sector allocation and security selection.

In terms of duration, the Fund’s underweighting in short-term securities and overweighting in longer-term bonds proved especially helpful. Yields on short-term municipal bonds fell less than longer dated securities during the period.

Sector allocation generally added value, primarily due to the Fund’s overweighting in health care bonds. These generally higher yielding securities performed well as investors sought bonds with high levels of income. However, that outperformance was tempered by the Fund’s overweighting in pre-refunded bonds, which languished by comparison because their high quality, lower yielding features attracted less demand in a market rewarding the opposite characteristics.

The Fund’s holdings in tender option bonds (TOBs), which we deployed to manage duration, were also contributors. These longer duration, higher yielding securities performed well in light of investors’ preference for bonds with those structural features.

In contrast, ratings allocation detracted from results. Specifically, the Fund was underweighted in lower rated securities. These bonds, which were bolstered by the demand for yield in an environment of low rates, outperformed higher quality securities, in which the Fund had an overweighting.

During the reporting period, we were active in buying bonds, primarily using shareholder inflows and bond call proceeds to fund these purchases. Unlike in many other states, there was comparatively heavy new municipal bond issuance in Tennessee. Accordingly, we were able to buy bonds we liked at prices we found attractive.

Notable purchases included a number of newly issued electric utility bonds, generally in the intermediate duration range and with credit ratings of AA rated and above. We liked these utility holdings because they were secured by a relatively stable dedicated revenue stream. We also added to the Fund’s stake in higher education, health care and water/sewer revenue bonds. To fund these purchases, we used the proceeds of called bonds, as well as sold a pre-refunded bond issued during the reporting period. We also eliminated holdings in a multi-family housing bond due to our concerns about the future creditworthiness of the issuer.

To help reduce the portfolio’s overall risk while still capitalizing on opportunities among lower quality Tennessee bonds, we held a credit default swap on Puerto Rico debt. This position had a negligible impact on performance.

Nuveen Louisiana Municipal Bond Fund

For the twelve months ended May 31, 2015, the Nuveen Louisiana Municipal Bond Fund significantly outperformed the S&P Municipal Bond Index. Duration positioning contributed to the Fund’s results. Throughout the reporting period, the Fund’s duration was longer than that of the benchmark, meaning we were able to disproportionately benefit as interest rates fell across most of the yield curve.

Even more of the Fund’s outperformance, however, stemmed from favorable credit quality positioning. As credit spreads narrowed, meaning that investors were willing to take on more credit risk in exchange for income, our underweighting in highly rated bonds proved helpful, as did our overweighting in lower investment grade bonds and non-rated issues. Nuveen portfolios regularly tend to be overweighted in lower rated bonds because of our emphasis on disciplined credit research as a source of value for shareholders. This tendency is often pronounced in the Louisiana Fund, given that a relatively high proportion of the state’s bonds are lower rated.

Favorable security selection also contributed. Several non-rated bond positions were particularly strong relative performers, including charter school bonds for Lake Charles Harbor Term District revenue bonds and Southwest Louisiana Charter Academy. The Fund also benefited from its investments in Archdiocese of New Orleans bonds as well as various dedicated-tax issues.

On a sector basis, lacking exposure to Louisiana general obligation bonds helped relative performance, given that category’s modest returns. Overweightings in the education, hospital and corporate-backed industrial development revenue sectors also boosted results, while modest exposure to the strong performing tobacco category further helped. Unfortunately, the Fund was

10	Nuveen Investments

underweighted relative to the index in toll road bonds because of limited availability within Louisiana, preventing the Fund from fully participating in the sector’s gains. An underweighting in senior living bonds also detracted.

During the reporting period, the Fund’s investment inflows only modestly exceeded outflows (consisting of shareholder redemptions, bond calls, maturities and sales). This allowed us to keep the Fund fully invested while remaining highly selective about the credits we chose to buy.

The Fund’s holdings in tender option bonds (TOBs), which we deployed to manage duration, were also contributors. These longer duration, higher yielding securities performed well in light of investors’ preference for bonds with those structural features.

Interest rates remained historically low throughout the reporting period but drifted upward over time. In this environment, bond calls increased, as municipal issuers were eager to refinance debt in anticipation of higher rates in the future. Accordingly, the Fund experienced increased call activity that included Touro Infirmary Hospital Revenue bonds, which we originally purchased during a period of financial distress for the issuer and were subsequently long-time strong performers in the portfolio.

With the proceeds of this bond call and others, we invested in tax-exempt bonds in the U.S territory of Guam, which can offer triple exemption (i.e., exemption from most federal, state and local taxes) with improving credit quality (unlike Puerto Rico, to which the Fund maintained no exposure throughout the reporting period). Other notable purchases included Archdiocese of New Orleans bonds, New Orleans Aviation Board revenue bonds, higher yielding industrial development revenue bonds for a coal distribution facility and a wood pellet manufacturing plant and New Orleans Exhibition Hall Authority bonds, which were backed by sales tax revenues.

Coming into the reporting period, the Fund’s duration was slightly longer than our internal target and we remained comfortable with this interest rate positioning throughout the reporting period. To keep duration within our desired range, new bond purchases emphasized intermediate and longer dated issues.

An Update Involving Puerto Rico

As noted in the previous Shareholder Fund Report, we continue to monitor the ongoing economic problems of Puerto Rico for any impact on the Funds’ holdings and performance. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico general obligation debt currently is rated Caa3/CCC-/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Puerto Rico’s Governor, Alejandro García Padilla, recently announced a major shift in his administration’s long-standing position on the government’s commitment to debt repayment, declaring the Commonwealth’s “debt is not payable” and Puerto Rico will no longer borrow to address annual budget deficits. The Commonwealth plans to meet with various creditors and bondholders over the next few months to attempt to negotiate a comprehensive debt restructuring or postponement of debt service payments. The likelihood of reaching consensus is questionable and the process will likely take several months to unfold. Puerto Rico commenced discussions with creditors with a public presentation in mid-July, but no details were provided. The governor has appointed a working group to develop a comprehensive five-year fiscal plan, which will include recommendations for fiscal adjustments (budget cuts), structural and institutional reforms and debt restructuring. The plan must be presented to the governor by August 30, 2015 and legislative measures to enact the plan are to be passed by October 1. A Puerto Rico public corporation failed to make a scheduled transfer on July 15, 2015 (subsequent to the close of this reporting period), for an annual appropriation debt service payment due August 1, 2015. The payment was not included in the FY2016 budget, so the failure to make the transfer was somewhat expected. The August 1 debt service payment from the trustee to bondholders is expected to be missed.

On July 12, 2015, a federal appeals court confirmed a lower court’s decision finding Puerto Rico’s Debt Recovery Act to be unconstitutional. This eliminates a path to debt restructuring the Commonwealth had hoped to be able to pursue. Puerto Rico’s non-voting Representative in Congress introduced legislation that would make chapter 9 bankruptcy available to the Commonwealth’s public corporations earlier this year and a congressional committee hearing was held on February 26, 2015. A companion bill was

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

introduced in the U.S. Senate on July 15, 2015. Thus far, authorizing chapter 9 for Puerto Rico has gained support from Democrats in the House and Senate, but Republican support has not yet materialized.

In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the Commonwealth had previously considered the possibility of a default and restructuring of public corporations and we adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totaled 0.34% of assets under management as of May 31, 2015. As of May 31, 2015, Nuveen’s limited exposure to Puerto Rico generally was invested in bonds that were insured, pre-refunded (and therefore backed by securities such as U.S. Treasuries), or tobacco settlement bonds. Overall, the small size of our exposures meant that our Puerto Rico holdings had a negligible impact on performance.

12	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2015, the Funds had positive UNII balances for tax purposes. Georgia, Louisiana and Tennessee had positive UNII balances, while North Carolina had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	13

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14	Nuveen Investments

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital. The effective leverage ratio shown is the amount of investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Nuveen Investments	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Georgia Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.65%	4.64%	3.83%
Class A Shares at maximum Offering Price	(0.67)%	3.74%	3.39%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	3.10%	4.07%	3.28%
Class I Shares	3.83%	4.84%	4.05%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.73%	4.29%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.65%	4.57%	3.76%
Class A Shares at maximum Offering Price	(0.69)%	3.67%	3.32%
Class C2 Shares	3.01%	3.99%	3.19%
Class I Shares	3.83%	4.78%	3.98%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.73%	3.86%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	7.06%

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Louisiana Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	5.34%	5.70%	4.35%
Class A Shares at maximum Offering Price	0.94%	4.81%	3.90%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	4.81%	5.14%	3.79%
Class I Shares	5.54%	5.92%	4.53%

	Average Annual
	1-Year	Since Inception
Class C Shares	4.54%	7.15%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.87%	5.66%	4.27%
Class A Shares at maximum Offering Price	0.49%	4.77%	3.82%
Class C2 Shares	4.35%	5.10%	3.70%
Class I Shares	4.99%	5.86%	4.44%

	Average Annual
	1-Year	Since Inception
Class C Shares	3.98%	6.44%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.86%	1.66%	1.41%	0.66%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	3.08%

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	19

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen North Carolina Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.26%	4.50%	4.16%
Class A Shares at maximum Offering Price	(1.08)%	3.61%	3.71%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Funds Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	2.67%	3.93%	3.60%
Class I Shares	3.41%	4.69%	4.36%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.52%	4.84%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	2.96%	4.47%	4.07%
Class A Shares at maximum Offering Price	(1.37)%	3.57%	3.63%
Class C2 Shares	2.37%	3.90%	3.50%
Class I Shares	3.21%	4.70%	4.29%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.22%	4.28%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	2.12%

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	21

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Tennessee Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of May 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.54%	4.67%	4.43%
Class A Shares at maximum Offering Price	(0.83)%	3.77%	3.98%
S&P Municipal Bond Index	3.25%	4.72%	4.51%
Lipper Other States Municipal Debt Classification Average	3.25%	3.81%	3.66%

Class C2 Shares	2.98%	4.09%	3.86%
Class I Shares	3.75%	4.87%	4.59%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.64%	4.67%

Average Annual Total Returns as of June 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.19%	4.59%	4.34%
Class A Shares at maximum Offering Price	(1.17)%	3.69%	3.89%
Class C2 Shares	2.71%	4.03%	3.78%
Class I Shares	3.40%	4.79%	4.50%

	Average Annual
	1-Year	Since Inception
Class C Shares	2.46%	4.22%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.80%	1.60%	1.35%	0.60%

Effective Leverage Ratio as of May 31, 2015

Effective Leverage Ratio	7.27%

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Investments	23

Yields as of May 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the Fund’s Taxable-Equivalent Yield would be lower.

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.44%	2.78%	3.05%	3.76%
SEC 30-Day Yield	1.67%	0.94%	1.20%	1.94%
Taxable-Equivalent Yield (32.3%)[2]	2.47%	1.39%	1.77%	2.87%

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.73%	3.12%	3.38%	4.09%
SEC 30-Day Yield	2.44%	1.74%	2.00%	2.75%
Taxable-Equivalent Yield (31.2%)[2]	3.55%	2.53%	2.91%	4.00%

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.99%	2.30%	2.52%	3.28%
SEC 30-Day Yield	1.60%	0.87%	1.12%	1.87%
Taxable-Equivalent Yield (32.1%)[2]	2.36%	1.28%	1.65%	2.75%

24	Nuveen Investments

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.10%	2.44%	2.69%	3.45%
SEC 30-Day Yield	1.88%	1.16%	1.42%	2.16%
Taxable-Equivalent Yield (32.3%)[2]	2.78%	1.71%	2.10%	3.19%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate as shown in the respective table above.

Nuveen Investments	25

Holding

Summaries as of May 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Georgia Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	99.3%
Other Assets Less Liabilities	2.8%
Net Assets Plus Floating Rate Obligations	102.1%
Floating Rate Obligations	(2.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

U.S. Guaranteed	18.9%
Tax Obligation/General	18.3%
Tax Obligation/Limited	14.6%
Water and Sewer	12.7%
Health Care	11.8%
Utilities	10.5%
Education and Civic Organizations	6.7%
Other	6.5%
Total	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	25.7%
AA	43.9%
A	19.3%
BBB	6.1%
BB or Lower	1.8%
N/R (not rated)	3.2%
Total	100%

1	Excluding investments in derivatives.

26	Nuveen Investments

Nuveen Louisiana Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	97.0%
Other Assets Less Liabilities	3.6%
Net Assets Plus Floating Rate Obligations	100.6%
Floating Rate Obligations	(0.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	17.3%
Education and Civic Organizations	16.5%
Health Care	15.3%
Transportation	11.7%
Tax Obligation/General	7.3%
Water and Sewer	6.6%
Utilities	5.1%
Housing/Multifamily	4.4%
Other	15.8%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	3.0%
AA	41.5%
A	27.8%
BBB	13.8%
BB or Lower	4.4%
N/R (not rated)	9.5%
Total	100%

Nuveen Investments	27

Holding Summaries as of May 31, 2015 (continued)

Nuveen North Carolina Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	100.1%
Other Assets Less Liabilities	2.1%
Net Assets Plus Floating Rate Obligations	102.2%
Floating Rate Obligations	(2.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Transportation	21.7%
Health Care	17.1%
U.S. Guaranteed	14.7%
Tax Obligation/Limited	11.7%
Water and Sewer	10.6%
Education and Civic Organizations	10.4%
Tax Obligation/General	5.8%
Utilities	5.3%
Other	2.7%
Total	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	30.6%
AA	53.6%
A	10.0%
BBB	5.3%
N/R (not rated)	0.5%
Total	100%

1	Excluding investments in derivatives.

28	Nuveen Investments

Nuveen Tennessee Municipal Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	104.3%
Other Assets Less Liabilities	1.8%
Net Assets Plus Floating Rate Obligations	106.1%
Floating Rate Obligations	(6.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Health Care	16.0%
Water and Sewer	15.2%
Utilities	14.8%
U.S. Guaranteed	13.8%
Tax Obligation/General	11.3%
Tax Obligation/Limited	8.9%
Education and Civic Organizations	8.0%
Housing/Multifamily	6.6%
Other	5.4%
Total	100%

Bond Credit Quality

(% of total investment exposure)1

AAA/U.S. Guaranteed	17.6%
AA	47.6%
A	21.8%
BBB	9.5%
N/R (not rated)	3.5%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	29

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2015.

The beginning of the period is December 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Georgia Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.70	$1,006.70	$1,009.00	$1,012.50
Expenses Incurred During Period	$4.16	$8.10	$6.91	$3.16
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.79	$1,016.85	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.18	$8.15	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.62%, 1.38% and 0.63% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

30	Nuveen Investments

Nuveen Louisiana Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.50	$1,013.70	$1,015.10	$1,019.50
Expenses Incurred During Period	$4.23	$8.23	$7.03	$3.22
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.74	$1,016.75	$1,017.95	$1,021.74
Expenses Incurred During Period	$4.23	$8.25	$7.04	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.84%, 1.64%, 1.40% and 0.64% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen North Carolina Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.60	$1,003.50	$1,004.60	$1,008.40
Expenses Incurred During Period	$3.95	$7.94	$6.70	$2.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.99	$1,017.00	$1,018.25	$1,021.99
Expenses Incurred During Period	$3.98	$8.00	$6.74	$2.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Tennessee Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.60	$1,003.70	$1,005.00	$1,008.70
Expenses Incurred During Period	$3.91	$7.89	$6.65	$2.90
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.05	$1,018.30	$1,022.04
Expenses Incurred During Period	$3.93	$7.95	$6.69	$2.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.33% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	31

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund, Nuveen North Carolina Municipal Bond Fund and Nuveen Tennessee Municipal Bond Fund (each a series of Nuveen Multistate Trust III, hereafter referred to as the “Funds”) at May 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

July 28, 2015

32	Nuveen Investments

Nuveen Georgia Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.3%

	MUNICIPAL BONDS – 99.3%

	Education and Civic Organizations – 6.6%

$1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	$1,123,100

1,000	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	1,065,520

1,375	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Series 2012A., 5.000%, 11/01/31	5/22 at 100.00	AA+	1,567,926

1,000	Fulton County Development Authority, Georgia, General Revenue Bonds, Spelman College, Refunding Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A1	1,127,500

75	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	83,684

3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa2	3,665,472

2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/30	4/24 at 100.00	Baa2	2,202,320
9,850	Total Education and Civic Organizations			10,835,522

	Health Care – 11.7%

3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	6/15 at 100.00	CCC	3,144,040

1,500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40 (4), (5)	12/20 at 100.00	N/R	543,370

3,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	3,298,500

1,380	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37	No Opt. Call	AA	1,529,206

1,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2004B, 5.000%, 10/01/29	8/15 at 100.00	Aa1	1,253,775

	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007:
2,500	5.250%, 10/01/35	10/17 at 100.00	A+	2,620,825
2,000	5.250%, 10/01/42	10/17 at 100.00	A+	2,089,300

2,025	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA–	2,219,278

2,250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A	2,361,217
19,175	Total Health Care			19,059,511

	Industrials – 1.4%

2,355	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Alternative Minimum Tax)	9/15 at 100.00	BBB	2,362,301

Nuveen Investments	33

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials – 0.7%

$1,000	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa2	$1,059,690

	Tax Obligation/General – 18.2%

1,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	1,124,460

1,500	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	1,590,015

1,700	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/32 – NPFG Insured	1/17 at 100.00	Aa1	1,766,572

1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	1,562,694

3,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Revenue Bonds, Series 2006A, 5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	3,016,860

1,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Series 2006A., 5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	1,006,210

1,145	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/20 – NPFG Insured	7/15 at 100.00	Aa2	1,149,809

2,000	Forsyth County, Georgia, General Obligation Bonds, Series 2015A, 5.000%, 3/01/35	3/25 at 100.00	AAA	2,343,440

1,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	1,138,660

2,850	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	3,118,755

600	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	654,552

1,690	Gwinnett County School District, Georgia, General Obligation Bonds, Tender Option Bond Trust 2015-XF0089, 13.411%, 2/01/16 (IF)	No Opt. Call	AAA	2,221,049

1,000	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37	No Opt. Call	Aa3	1,108,550

5,270	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	5,799,003

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	190,686
374	5.500%, 7/15/30	7/21 at 100.00	N/R	378,894
410	5.500%, 1/15/36	7/21 at 100.00	N/R	415,833

1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,097,080
27,127	Total Tax Obligation/General			29,683,122

	Tax Obligation/Limited – 14.5%

2,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	Aa3	2,825,975

3,200	Atlanta Downtown Development Authority, Georgia, Revenue Bonds, Downtown Parking Deck, Series 2006A, 5.000%, 12/01/31 – NPFG Insured	6/16 at 100.00	AA	3,322,816

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
$610	5.250%, 12/01/22 – AGC Insured	12/17 at 100.00	AA	$660,081
1,420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA	1,523,958

2,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	A2	2,907,375

120	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	140,065

10	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	10,038

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,000	5.400%, 1/01/20	7/15 at 100.00	A–	1,003,940
2,000	5.600%, 1/01/30	7/15 at 100.00	A–	2,007,700

595	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014., 5.000%, 7/01/34	7/23 at 100.00	A–	640,440

1,000	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	1,006,220

200	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	235,132

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
195	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	AA–	203,878
155	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	AA–	178,138

2,500	Grady County Lake Authority, Georgia, Revenue Bonds, Tired Creek Lake Project, Series 2015, 5.000%, 10/01/40	4/25 at 100.00	AA–	2,852,225

1,325	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Series 2007, 5.250%, 7/01/28 – FGIC Insured	No Opt. Call	AA+	1,609,610

1,550	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18	No Opt. Call	AAA	1,680,185

810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38	No Opt. Call	Aa2	889,591
21,690	Total Tax Obligation/Limited			23,697,367

	Transportation – 4.4%

2,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B, 5.000%, 1/01/31	No Opt. Call	Aa3	2,241,280

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A.:
2,425	5.000%, 1/01/32	1/24 at 100.00	A+	2,744,639
2,000	5.000%, 1/01/33	1/24 at 100.00	A+	2,262,020
6,425	Total Transportation			7,247,939

	U.S. Guaranteed – 18.8% (6)

405	Brunswick, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 1992, 6.100%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	AA– (6)	452,276

3,615	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured (Pre-refunded 7/15/17)	7/17 at 100.00	Baa2 (6)	3,937,205

1,000	Commerce, Georgia, Water and Sewer Revenue Refunding and Improvement Bonds, Series 2006, 5.000%, 12/01/25 – AGM Insured (Pre-refunded 12/01/15)	12/15 at 100.00	A2 (6)	1,024,010

Nuveen Investments	35

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (6) (continued)

	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
$1,100	5.000%, 6/01/32 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (6)	$1,227,292
510	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (6)	569,017
3,250	5.000%, 6/01/37 (Pre-refunded 6/01/18)	6/18 at 100.00	Aa2 (6)	3,626,090

3,500	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured (Pre-refunded 1/01/17)	1/17 at 100.00	AA+ (6)	3,741,710

	Douglas County School District, Georgia, General Obligation Bonds, Series 2007:
605	5.000%, 4/01/25 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	Aa1 (6)	652,795
1,395	5.000%, 4/01/25 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA+ (6)	1,504,940

1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured (Pre-refunded 12/01/15)	12/15 at 100.00	AA– (6)	1,024,010

2,260	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AAA	2,438,111

5,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18) (UB)	2/18 at 100.00	AAA	5,641,671

	Paulding County School District, Georgia, General Obligation Bonds, Series 2007:
735	4.750%, 2/01/29 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (6)	785,112
1,250	5.000%, 2/01/33 (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (6)	1,340,412

275	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.500%, 11/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (6)	281,817

100	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.625%, 1/01/33 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa1 (6)	115,440

2,200	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured (Pre-refunded 3/01/16)	3/16 at 100.00	N/R (6)	2,275,548
28,300	Total U.S. Guaranteed			30,637,456

	Utilities – 10.4%

2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/26 – NPFG Insured	1/17 at 100.00	AA–	2,106,560

755	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1992B, 6.375%, 1/01/16	No Opt. Call	A+	777,937

2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A+	2,202,560

1,200	Griffin, Georgia, Combined Public Utility Revenue Bonds, Series 2012, 5.000%, 1/01/28 – AGM Insured	No Opt. Call	AA	1,362,648

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
890	5.000%, 3/15/19	No Opt. Call	A	977,149
500	5.000%, 3/15/21	No Opt. Call	A	559,290
2,315	5.000%, 3/15/22	No Opt. Call	A	2,587,175

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
1,000	5.000%, 3/15/18	No Opt. Call	A+	1,084,520
360	5.500%, 9/15/23	No Opt. Call	A	421,628
2,630	5.500%, 9/15/27	No Opt. Call	A	3,079,861

1,200	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Series 2005A-2, 0.000%, 1/01/33 – FGIC Insured	8/15 at 100.00	AA–	443,604

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,150	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A+	$1,350,675
16,000	Total Utilities			16,953,607

	Water and Sewer – 12.6%

2,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	AA–	2,430,260

1,430	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-2A, 22.111%, 11/01/35 (IF)	5/25 at 100.00	AA–	2,431,715

800	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	879,464

500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A., 5.000%, 5/01/31	5/24 at 100.00	AA	575,225

3,410	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	4,052,376

2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	2,828,125

1,775	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewage Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	AA–	1,895,469

1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA–	1,139,910

2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,267,320

440	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/16 – AGM Insured	No Opt. Call	AA	460,310

1,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/31	1/24 at 100.00	AA	1,119,860

465	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	502,865
17,320	Total Water and Sewer			20,582,899
$149,242	Total Long-Term Investments (cost $154,759,876)			162,119,414
	Floating Rate Obligations – (2.1)%			(3,380,000)
	Other Assets Less Liabilities – 2.8% (7)			4,508,758
	Net Assets – 100%			$163,248,172

Nuveen Investments	37

Nuveen Georgia Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Investments in Derivatives as of May 31, 2015

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (8)	Current Credit Spread (9)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs	Commonwealth of Puerto Rico	Buy	16.64%	$375,000	5.000%	9/20/19	$88,654	$8,771
Goldman Sachs	Commonwealth of Puerto Rico	Buy	16.64	550,000	5.000	12/20/19	133,579	11,886
				$925,000			$222,233	$20,657

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets of Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

38	Nuveen Investments

Nuveen Louisiana Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.0%

	MUNICIPAL BONDS – 97.0%

	Consumer Staples – 3.1%

$880	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	B	$861,696

2,500	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.250%, 5/15/35	5/23 at 100.00	A–	2,802,950
3,380	Total Consumer Staples			3,664,646

	Education and Civic Organizations – 16.0%

1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State University Student Housing-Cowboy Facilities, Inc. Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	A2	1,103,760

815	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Refunding Series 2012, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	916,484

1,500	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.250%, 10/01/30 – AGM Insured	10/20 at 100.00	AA	1,698,345

750	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	841,072

1,035	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,190,271

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	1,143,640

1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking – Cowboy Facilities, Inc. Project, Series 2011, 4.875%, 3/01/42 – AGM Insured	3/22 at 100.00	A2	1,308,694

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, Louisiana Tech University Student Housing/Innovative Student Facilities Inc. Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A3	2,218,620

2,560	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Series 2007, 4.500%, 7/01/37 – CIFG Insured	7/17 at 100.00	N/R	2,524,621

3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A–	3,220,170

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A., 8.375%, 12/15/43	12/23 at 100.00	N/R	1,765,530

800	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc.- Student Housing Project, Refunding Series 2014, 5.000%, 9/01/31 – AGM Insured	9/24 at 100.00	AA	897,496
17,180	Total Education and Civic Organizations			18,828,703

	Energy – 1.1%

1,200	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	1,312,428

Nuveen Investments	39

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 14.9%

$1,220	Jefferson Parish Hospital District 1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39	1/21 at 100.00	Baa2	$1,424,082

1,500	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	1,787,505

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,299,820

2,380	Louisiana Public Facilities Authority, Health Facilities Revenue Refunding Bonds, Sisters of Mercy Health System of St. Louis Inc., Series 1993A, 5.000%, 6/01/19	No Opt. Call	AA–	2,537,461

1,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2010, 5.500%, 11/01/40	5/20 at 100.00	A3	1,078,660

1,800	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured	No Opt. Call	AA	2,089,836

5,050	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	5,243,465

1,085	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Refunding Series 2013, 4.000%, 4/01/33	4/23 at 100.00	A+	1,095,514
16,035	Total Health Care			17,556,343

	Housing/Multifamily – 4.3%

1,870	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	1,968,081

3,000	Louisiana Public Facilities Authority, Grambling University Black and Gold Facilities Project Revenue Bonds, Series 2007A, 5.000%, 7/01/39 – CIFG Insured	7/17 at 100.00	AA	3,089,190
4,870	Total Housing/Multifamily			5,057,271

	Housing/Single Family – 0.8%

245	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2006B, 5.350%, 9/01/38 (Alternative Minimum Tax)	9/16 at 104.00	Aa1	252,921

100	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	8/15 at 100.00	Aaa	100,173

535	Jefferson Parish Finance Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2007C, 5.500%, 12/01/39	6/17 at 103.50	Aa1	571,829
880	Total Housing/Single Family			924,923

	Industrials – 3.4%

1,690	Ascension Parish Industrial Development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,905,374

1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	1,158,540

1,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	1,008,730
3,690	Total Industrials			4,072,644

	Long-Term Care – 0.3%

400	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/37	11/24 at 100.00	N/R	409,728

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials – 3.7%

$1,275	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB+	$1,416,831

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB+	1,804,125

1,035	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	1,091,232
3,810	Total Materials			4,312,188

	Tax Obligation/General – 7.1%

2,000	Guam, General Obligation Bonds, Series 2007A, 5.000%, 11/15/23	11/17 at 100.00	BB–	2,061,540

2,085	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA	2,395,102

2,170	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2005, 5.250%, 12/01/25 – NPFG Insured	12/15 at 100.00	AA–	2,216,872

1,000	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,125,680

500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	A+	551,495
7,755	Total Tax Obligation/General			8,350,689

	Tax Obligation/Limited – 16.7%

1,260	Broussard, Louisiana, Sales & Use Tax Revenue Bonds, Recreational Facility Series 2012, 5.000%, 5/01/32	No Opt. Call	A	1,378,503

1,250	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/25	7/22 at 100.00	A1	1,439,775

1,850	Lafayette, Louisiana, Sales Tax Revenue Bonds, Public Improvements, Series 2011, 5.000%, 3/01/36	3/21 at 100.00	AA	2,015,575

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	1,165,340

1,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/22 – AMBAC Insured	6/16 at 100.00	A–	1,041,860

900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	Aa3	983,943

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, LCTCS Act 360 Project, Series 2014, 5.000%, 10/01/35	10/24 at 100.00	AA–	2,233,760

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 – AGM Insured	12/21 at 100.00	AA	1,127,320

1,400	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Community and Technical College System Facilities Corporation Project, Capital Appreciation Series 2011, 0.000%, 10/01/20	No Opt. Call	AA–	1,252,580

500	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	549,465

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/37 (UB)	5/20 at 100.00	AA	1,132,940

1,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 18.160%, 5/01/33 (IF)	5/20 at 100.00	AA	1,521,450

Nuveen Investments	41

Nuveen Louisiana Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,500	Louisiana State, Highway Improvement Revenue Bonds, Series 2014A., 5.000%, 6/15/34	6/24 at 100.00	AA–	$1,710,570

15	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/18 – AGM Insured	8/15 at 100.00	AA	15,135

2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	BBB	2,165,660
17,675	Total Tax Obligation/Limited			19,733,876

	Transportation – 11.3%

805	Greater New Orleans Expressway Commission, Louisiana, Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	934,734

2,000	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.000%, 1/01/34 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,139,600

	New Orleans Aviation Board, Louisiana, Gulf Opportunity Zone Revenue Bonds, Passenger Facility Charge Projects, Series 2010A:
100	5.125%, 1/01/31	1/20 at 100.00	A–	111,197
1,700	5.250%, 1/01/41	1/20 at 100.00	A–	1,798,447

2,000	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	A–	2,186,240

2,115	New Orleans Aviation Board, Louisiana, Revenue Bonds, Series 2007A, 5.250%, 1/01/32 – AGM Insured (Alternative Minimum Tax)	1/18 at 100.00	AA	2,263,177

	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B:
1,245	5.000%, 4/01/31 (Alternative Minimum Tax)	4/23 at 100.00	A3	1,345,397
500	5.000%, 4/01/32 (Alternative Minimum Tax)	4/23 at 100.00	A3	538,565

1,305	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Series 2008, 5.125%, 4/01/38 – AGC Insured (Alternative Minimum Tax)	4/18 at 100.00	AA	1,353,011

610	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014A, 5.000%, 9/01/33 (Alternative Minimum Tax)	9/24 at 100.00	BBB+	656,762
12,380	Total Transportation			13,327,130

	U.S. Guaranteed – 2.9% (4)

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Franciscan Missionaries of Our Lady of Health System Project, Series 2009, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A+ (4)	1,814,160

1,530	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/26 – NPFG Insured (Pre-refunded 9/01/16)	9/16 at 100.00	AA– (4)	1,622,381
3,030	Total U.S. Guaranteed			3,436,541

	Utilities – 5.0%

1,500	Louisiana Energy and Power Authority, Power Project Revenue Bonds, LEPA Unit 1, Series 2013A, 5.250%, 6/01/38 – AGM Insured	6/23 at 100.00	AA	1,702,050

2,500	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	A3	2,552,225

1,000	Saint Tammany Parish, Louisiana, Utilities Revenue Bonds, Series 2010B, 5.000%, 8/01/40	8/20 at 100.00	AA–	1,094,920

500	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	BB+	501,010
5,500	Total Utilities			5,850,205

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 6.4%

$500	Caddo-Bossier Parishes Port Commission, Louisiana, Utility Revenue Refunding Bonds, Series 2011, 5.125%, 4/01/37	4/21 at 100.00	A	$545,860

750	Guam Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	831,705

1,000	Kenner Consolidated Sewer District, Louisana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 – AGM Insured	11/21 at 100.00	AA	1,094,610

1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A., 5.000%, 2/01/39	2/24 at 100.00	AA–	1,646,955

1,500	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A	1,545,750

200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB+	221,522

1,500	Terrebonne Parish Waterworks District 1, Louisiana, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/37	11/22 at 100.00	AA–	1,658,295
6,950	Total Water and Sewer			7,544,697
$104,735	Total Long-Term Investments (cost $106,181,042)			114,382,012
	Floating Rate Obligations – (0.6)%			(750,000)
	Other Assets Less Liabilities – 3.6%			4,287,568
	Net Assets – 100%			$117,919,580

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	43

Nuveen North Carolina Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.1%

	MUNICIPAL BONDS – 100.1%

	Education and Civic Organizations – 10.4%

$1,000	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A–	$1,091,750

2,595	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A., 5.000%, 10/01/41	10/23 at 100.00	Aa2	2,896,150

1,930	North Carolina Agricultural & Technical State University, General Revenue Bonds, Series 2013, 5.000%, 10/01/37	No Opt. Call	A1	2,106,981

1,005	North Carolina Capital Facilities Finance Agency, General Revenue Bonds, Duke University, Series 2009B, 5.000%, 10/01/38	4/19 at 100.00	AA+	1,123,067

2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014, 5.000%, 3/01/45	3/22 at 100.00	AA+	2,203,020

	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,180	6.000%, 6/01/31	6/18 at 100.00	BBB	1,261,727
60	6.125%, 6/01/35	6/18 at 100.00	BBB	64,173

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA	3,324,420

2,000	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/23 at 100.00	Aa1	2,249,120

10,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2007, 5.000%, 12/01/36	12/17 at 100.00	AAA	10,958,600

	University of North Carolina, Chapel Hill, Utilities System Revenue Refunding Bonds, Series 1997:
4,000	0.000%, 8/01/15	No Opt. Call	Aaa	3,998,520
4,265	0.000%, 8/01/18	No Opt. Call	Aaa	4,094,528
2,750	0.000%, 8/01/20	No Opt. Call	Aaa	2,531,760

1,975	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014., 5.000%, 4/01/31	4/24 at 100.00	Aa3	2,256,536

1,590	University of North Carolina, Charlotte, General Revenue Bonds, Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	1,767,412

1,300	University of North Carolina, Greensboro, General Revenue Bonds, Series 2009A, 5.000%, 4/01/34 – AGC Insured	4/19 at 100.00	AA	1,441,999

1,070	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Aa3	1,201,450
41,720	Total Education and Civic Organizations			44,571,213

	Health Care – 17.1%

2,900	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	3,211,779

3,050	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,202,713

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,925	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	$3,241,368

1,615	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA–	1,812,934

3,180	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA	3,464,483

2,445	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA	2,695,612

3,750	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A, 5.250%, 11/01/40	11/20 at 100.00	AA–	4,175,212

2,770	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	2,990,963

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A:
750	5.000%, 6/01/32	6/22 at 100.00	AA	848,190
380	5.000%, 6/01/35	6/22 at 100.00	AA	426,934
3,000	5.000%, 6/01/42	6/22 at 100.00	AA	3,340,470

2,950	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA–	3,219,718

3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A+	3,285,540

2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	No Opt. Call	A	2,149,360

	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, Cape Fear Valley Health System, Series 2012A:
2,200	5.000%, 10/01/25	10/22 at 100.00	A–	2,449,876
2,300	5.000%, 10/01/26	No Opt. Call	A–	2,540,672

5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,598,200

6,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	6,597,780

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999:
390	5.500%, 10/01/19 – RAAI Insured	10/15 at 100.00	AA	391,424
1,385	5.500%, 10/01/29 – RAAI Insured	10/15 at 100.00	AA	1,388,989

	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006:
125	5.000%, 11/01/34	11/16 at 100.00	AA–	128,859
1,650	5.000%, 11/01/39	11/16 at 100.00	AA–	1,698,362

2,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A	2,145,760

500	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	8/15 at 100.00	AA–	501,035

7,040	North Carolina Medical Care Commission, Revenue Bonds, Hugh Chatham Memorial Hospital, Series 2007, 5.000%, 8/01/35 – NPFG Insured	2/17 at 100.00	AA–	7,322,726

Nuveen Investments	45

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$750	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	$807,023

	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
1,255	5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	AA–	1,308,375
2,055	5.000%, 10/01/34 – NPFG Insured	10/16 at 100.00	AA–	2,139,892
67,365	Total Health Care			73,084,249

	Housing/Multifamily – 0.7%

3,000	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strwan and Parktowne Rehabilitation Project, Series 2011, 4.550%, 12/01/31	12/21 at 100.00	A+	3,169,320

	Housing/Single Family – 1.3%

1,575	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	1,592,104

2,755	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	2,906,553

965	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	973,357
5,295	Total Housing/Single Family			5,472,014

	Long-Term Care – 0.7%

1,000	North Carolina Medical Care Commission, First Mortgage Revenue Bonds, The Forest at Duke, Inc., Series 2007, 5.125%, 9/01/27	9/17 at 100.00	BBB+	1,026,470

600	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	602,412

1,145	North Carolina Medical Care Commission, Revenue Bonds, United Methodist Retirement Homes Inc., Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	1,178,915
2,745	Total Long-Term Care			2,807,797

	Tax Obligation/General – 5.8%

1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,702,260

4,000	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/25	No Opt. Call	AAA	5,023,000

11,570	North Carolina State, General Obligation Bonds, Series 2015A, 5.000%, 6/01/24 (UB) (4)	No Opt. Call	AAA	14,334,189

1,260	Sampson County Water & Sewer District II, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A1	1,414,993

2,115	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	2,369,159
20,445	Total Tax Obligation/General			24,843,601

	Tax Obligation/Limited – 11.7%

	Asheville, North Carolina, Limited Obligation Bonds, Series 2012:
300	5.000%, 4/01/30	4/22 at 100.00	AA	339,811
350	5.000%, 4/01/32	4/22 at 100.00	AA	394,128

	Buncombe County, North Carolina, Limited Obligation Bonds, Series 2015:
1,250	5.000%, 6/01/33	6/25 at 100.00	AA+	1,447,138
1,375	5.000%, 6/01/35	6/25 at 100.00	AA+	1,585,485

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,505	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	$2,892,022

	Fayetteville Finance Corporation, North Carolina, Installment Payment Revenue Bonds, Municipal Building Project, Series 2005:
1,350	5.250%, 2/01/17 – NPFG Insured	8/15 at 100.00	AA	1,355,670
910	5.250%, 2/01/19 – NPFG Insured	8/15 at 100.00	AA	913,813

951	Hillsborough, North Carolina, Special Assessement Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,013,348

	North Carolina Infrastructure Finance Corporation, Certificates of Participation, State Repair, Series 2007B:
3,750	5.000%, 6/01/22 – AMBAC Insured	6/17 at 100.00	AA+	4,060,987
3,750	5.000%, 6/01/23 – AMBAC Insured	6/17 at 100.00	AA+	4,059,000

	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
1,810	5.000%, 7/01/29	7/21 at 100.00	AA	2,058,042
9,375	5.000%, 7/01/36	7/21 at 100.00	AA	10,428,281
500	5.000%, 7/01/41	7/21 at 100.00	AA	551,805

4,190	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	4,440,101

	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
455	5.000%, 10/01/33	10/24 at 100.00	AA+	527,418
750	5.000%, 10/01/34	10/24 at 100.00	AA+	868,043

2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA	3,421,675

2,445	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 (WI/DD, Settling 6/03/15)	12/25 at 100.00	A1	2,778,914

1,975	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	2,160,077

1,000	Wilmington, North Carolina, Storm Water Fee Revenue Bonds, Series 2007, 5.000%, 6/01/33 – AMBAC Insured	6/17 at 100.00	AA+	1,067,670

1,700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	1,823,709

1,635	Wilson, North Carolina, Certificates of Participation, Public Facilities, Series 2007A, 5.000%, 5/01/25 – AGC Insured	5/17 at 100.00	AA	1,741,684
45,276	Total Tax Obligation/Limited			49,928,821

	Transportation – 21.8%

6,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.500%, 7/01/34	7/20 at 100.00	Aa3	6,892,140

10,280	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010B, 5.375%, 7/01/28 (Alternative Minimum Tax)	7/20 at 100.00	Aa3	11,362,792

	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
4,000	5.000%, 7/01/32	7/24 at 100.00	Aa3	4,628,720
4,935	5.000%, 7/01/34	7/24 at 100.00	Aa3	5,676,829

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Series 2007A, 5.000%, 7/01/36 – AMBAC Insured	7/17 at 100.00	Aa3	5,359,600

Nuveen Investments	47

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
$1,500	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	$1,599,825
11,170	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	11,766,590

3,300	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	3,679,962

25	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	27,636

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
245	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA	269,311
115	5.125%, 1/01/24 – AGC Insured	1/19 at 100.00	AA	125,547
50	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA	55,889
10,710	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	11,967,782

	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
70	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	33,433
3,760	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	1,719,410
20,640	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	9,087,586
19,890	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	8,380,055
15,615	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	6,280,353

	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A:
1,000	5.000%, 5/01/26	No Opt. Call	Aa3	1,144,170
1,675	5.000%, 5/01/36	5/20 at 100.00	Aa3	1,885,145

1,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2007., 5.000%, 5/01/37 – FGIC Insured (Alternative Minimum Tax)	5/17 at 100.00	AA+	1,056,680
120,980	Total Transportation			92,999,455

	U.S. Guaranteed – 14.7% (5)

	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
3,005	5.250%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	3,300,902
2,275	5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	2,499,019

1,000	Asheville, North Carolina, Water System Revenue Bonds, Series 2007, 5.000%, 8/01/32 – NPFG Insured (Pre-refunded 8/01/17)	8/17 at 100.00	AA (5)	1,090,700

7,900	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured (Pre-refunded 4/01/18)	4/18 at 100.00	AA (5)	8,784,642

1,470	Burke County, North Carolina, Certificates of Participation, Series 2006A, 5.000%, 4/01/22 – AMBAC Insured (Pre-refunded 4/01/16)	4/16 at 100.00	A1 (5)	1,527,521

5,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A, 5.000%, 7/01/33 (Pre-refunded 7/01/24)	7/24 at 100.00	Aa3 (5)	5,773,000

1,135	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – NPFG Insured (Pre-refunded 6/01/17)	6/17 at 100.00	AA– (5)	1,232,111

	Harnett County, North Carolina, Certificates of Participation, Series 2007A:
2,770	5.000%, 12/01/23 – AGM Insured (Pre-refunded 12/01/17)	12/17 at 100.00	AA (5)	3,052,180
1,520	5.000%, 12/01/24 – AGM Insured (Pre-refunded 12/01/17)	12/17 at 100.00	AA (5)	1,674,842

5,615	Harnett County, North Carolina, Enterprise System Revenue Bonds, Series 2007A, 5.000%, 5/01/27 – AGM Insured (Pre-refunded 5/01/17)	5/17 at 100.00	AA (5)	6,076,553

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$1,225	Iredell County, North Carolina, Certificates of Participation, Iredell County School Project, Series 2006, 5.000%, 6/01/25 – AMBAC Insured (Pre-refunded 6/01/216)	6/16 at 100.00	Aa2 (5)	$1,281,485

2,315	Johnston County, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 2/01/24 – FGIC Insured (Pre-refunded 2/01/17)	2/17 at 100.00	AA+ (5)	2,483,648

1,265	Montgomery County, North Carolina, Certificates of Participation, Series 2007B, 5.000%, 2/01/30 – AMBAC Insured (Pre-refunded 2/01/17)	2/17 at 100.00	A (5)	1,356,055

1,020	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1991A, 6.500%, 1/01/18 (ETM)	No Opt. Call	Aaa	1,165,126

3,580	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20 (Pre-refunded 11/01/17)	11/17 at 100.00	N/R (5)	3,934,885

	Orange County, North Carolina, Certificates of Participation, Public Improvement Project, Series 2006A:
1,080	5.000%, 4/01/20 – AMBAC Insured (Pre-refunded 4/01/16)	4/16 at 100.00	AA+ (5)	1,122,628
1,105	5.000%, 4/01/21 – AMBAC Insured (Pre-refunded 4/01/16)	4/16 at 100.00	AA+ (5)	1,148,614

	Pitt County, North Carolina, Certificate of Participation, Series 2007:
1,265	5.000%, 4/01/25 – NPFG Insured (Pre-refunded 4/01/18)	4/18 at 100.00	AA (5)	1,406,655
1,175	5.000%, 4/01/26 – NPFG Insured (Pre-refunded 4/01/18)	4/18 at 100.00	AA (5)	1,306,576
1,395	5.000%, 4/01/27 – NPFG Insured (Pre-refunded 4/01/18)	4/18 at 100.00	AA (5)	1,551,212
1,240	5.000%, 4/01/28 – NPFG Insured (Pre-refunded 4/01/18)	4/18 at 100.00	AA (5)	1,378,855

	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
30	4.500%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	30,957
4,010	5.000%, 3/01/36 (Pre-refunded 3/01/16)	3/16 at 100.00	AAA	4,152,997

1,000	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (Pre-refunded 6/01/17)	6/17 at 100.00	AA (5)	1,084,720

4,000	University of North Carolina, Charlotte, General Revenue Bonds, Series 2007B, 5.000%, 4/01/32 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA (5)	4,316,000
57,395	Total U.S. Guaranteed			62,731,883

	Utilities – 5.3%

1,000	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Series 2009B, 5.000%, 3/01/35	3/19 at 100.00	AA	1,112,540

3,875	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008A, 5.000%, 3/01/33 – AGC Insured	3/18 at 100.00	AA	4,201,236

5,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	6,379,611

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
5,320	6.000%, 1/01/18 – AMBAC Insured	No Opt. Call	Baa1	5,968,933
15	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	18,385
520	6.000%, 1/01/22 – RAAI Insured	No Opt. Call	AA	641,290
310	6.000%, 1/01/26	No Opt. Call	A–	395,120

340	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.000%, 1/01/23	1/18 at 100.00	A–	373,657

1,400	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	1,550,374

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/20	1/18 at 100.00	A	2,184,900
20,480	Total Utilities			22,826,046

Nuveen Investments	49

Nuveen North Carolina Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 10.6%

$1,465	Brunswick County, North Carolina, Enterprise Systems Revenue Refunding Bonds, Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	AA–	$1,674,568

5,140	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA+	5,653,897

2,000	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B, 5.000%, 7/01/38	7/20 at 100.00	AAA	2,280,600

2,825	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2005A, 5.000%, 12/01/21	12/16 at 100.00	AAA	2,892,800

1,075	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,183,521

250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	276,303

6,400	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	7,147,072

2,080	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2008, 5.000%, 11/01/33 – AGM Insured	11/18 at 100.00	AAA	2,318,368

1,000	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2014., 5.000%, 11/01/39	11/24 at 100.00	AAA	1,139,290

1,000	Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Bonds, Series 2014., 5.000%, 7/01/39	7/24 at 100.00	AA+	1,136,730

4,000	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/33 – NPFG Insured	6/18 at 100.00	AA–	4,357,640

	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
500	5.750%, 6/01/26	6/19 at 100.00	AA	572,985
3,500	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	4,054,015
1,500	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA	1,729,920

	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B:
515	5.000%, 6/01/23 – SYNCORA GTY Insured	8/15 at 100.00	A+	517,019
1,030	5.000%, 6/01/24 – SYNCORA GTY Insured	8/15 at 100.00	A+	1,034,048

1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30	3/22 at 100.00	AAA	1,680,825

5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/31	3/23 at 100.00	AAA	5,776,950
40,730	Total Water and Sewer			45,426,551
$425,431	Total Long-Term Investments (cost $396,882,130)			427,860,950
	Floating Rate Obligations – (2.2)%			(9,255,000)
	Other Assets Less Liabilities – 2.1% (6)			8,867,168
	Net Assets – 100%			$427,473,118

50	Nuveen Investments

Investments in Derivatives as of May 31, 2015

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	16.64%	$1,690,000	5.000%	12/20/19	$410,454	$46,711

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets of Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen Tennessee Municipal Bond Fund

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 104.3%

	MUNICIPAL BONDS – 104.3%

	Education and Civic Organizations – 8.4%

$3,500	Claiborne County Industrial Development Board, Tennessee, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2010, 6.125%, 10/01/40	10/20 at 100.00	N/R	$3,768,730

	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009:
900	6.125%, 10/01/29	10/19 at 100.00	N/R	965,790
1,090	6.375%, 10/01/34	10/19 at 100.00	N/R	1,177,233
1,740	6.625%, 10/01/39	10/19 at 100.00	N/R	1,886,995

900	Franklin County Health and Educational Facilities Board, Tennessee, Revenue Bonds, University of the South, Refunding & Improvement Series 2014, 5.000%, 9/01/29	9/22 at 100.00	A+	1,014,039

	Franklin County Health and Educational Facilities Board, Tennessee, Revenue Bonds, University of the South, Series 2015A:
675	4.000%, 9/01/31	9/25 at 100.00	A+	727,380
700	4.000%, 9/01/32	9/25 at 100.00	A+	747,971
330	4.000%, 9/01/33	9/25 at 100.00	A+	350,536
755	4.000%, 9/01/34	9/25 at 100.00	A+	797,265

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
660	5.000%, 11/01/27	11/21 at 100.00	BBB+	724,370
1,300	5.000%, 11/01/28	11/21 at 100.00	BBB+	1,414,491
1,295	5.000%, 11/01/29	11/21 at 100.00	BBB+	1,405,049
1,495	5.000%, 11/01/30	11/21 at 100.00	BBB+	1,615,796
710	5.000%, 11/01/31	11/21 at 100.00	BBB+	765,678

11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39 (UB)	10/19 at 100.00	AA+	12,451,560

1,250	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2012D, 5.000%, 10/01/30	No Opt. Call	AA+	1,428,575

3,525	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2011, 5.500%, 8/01/40	8/21 at 100.00	A+	4,103,875

	Shelby County Health, Educational and Housing Facility Board, Tennessee, Educational Facilities Revenue Bonds, Rhodes College, Series 2015:
700	5.000%, 8/01/40	8/25 at 100.00	A+	793,667
1,000	5.000%, 8/01/45	8/25 at 100.00	A+	1,128,320
33,525	Total Education and Civic Organizations			37,267,320

	Health Care – 16.7%

900	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.250%, 10/01/33	10/18 at 100.00	A+	1,025,424

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004:
1,520	5.000%, 10/01/18 – AGC Insured	No Opt. Call	AA	1,676,621
760	5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	859,780

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,575	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	Baa2	$1,668,303

1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40 (4), (5)	12/20 at 100.00	N/R	362,246

4,150	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding 2015, 5.000%, 4/01/36	4/25 at 100.00	A+	4,560,808

810	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	884,010

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
905	5.375%, 7/01/25	7/20 at 100.00	BBB+	1,015,256
200	5.625%, 7/01/30	7/20 at 100.00	BBB+	224,250
1,250	6.000%, 7/01/38	7/20 at 100.00	BBB+	1,412,188

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
100	5.500%, 7/01/31	7/16 at 100.00	BBB+	104,536
5,000	5.500%, 7/01/36	7/16 at 100.00	BBB+	5,222,350

	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007:
2,055	5.250%, 4/01/27	4/17 at 100.00	BBB+	2,135,556
4,000	5.250%, 4/01/36	4/17 at 100.00	BBB+	4,124,520

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2006:
10,000	0.000%, 1/01/35	1/17 at 41.04	A	3,719,700
8,930	0.000%, 1/01/36	1/17 at 38.98	A	3,166,042
1,955	0.000%, 1/01/38	1/17 at 35.16	A	611,915
5,000	0.000%, 1/01/39	1/17 at 33.38	A	1,476,850
5,820	0.000%, 1/01/40 – AGM Insured	1/17 at 31.68	AA	1,725,572
1,800	0.000%, 1/01/40	1/17 at 31.68	A	503,856
18,145	0.000%, 1/01/42	1/17 at 28.53	A	4,573,992

10,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2010C, 5.000%, 11/15/40	11/19 at 100.00	AA+	10,964,900

5,000	Rutherford County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Ascension Health Group, Series 2012C, 5.000%, 11/15/47	11/21 at 100.00	AA+	5,494,150

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Healthcare, Series 2004, 5.250%, 9/01/27 – AGM Insured	3/18 at 100.00	AA	2,724,425

1,000	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2012, 5.000%, 5/01/42	5/22 at 100.00	A+	1,072,090

7,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, St Jude’s Childrens Hospital, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	AAA	7,810,650

5,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	5,205,400
106,875	Total Health Care			74,325,390

	Housing/Multifamily – 6.8%

4,000	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A, 5.125%, 10/01/35	10/15 at 100.00	BBB	4,013,800

5,660	Hendersonville Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Hickory Pointe Project, Series 2010, 4.875%, 12/01/25	No Opt. Call	AA+	6,525,640

Nuveen Investments	53

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,500	Kingsport Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Model City Apartments Project, Series 2009, 5.000%, 7/20/29	7/19 at 100.00	N/R	$1,545,105

2,615	Knox County Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Eastowne Village Project, Refunding Series 2001, 4.000%, 6/01/31 (Mandatory Put 6/01/21)	6/18 at 102.00	N/R	2,788,087

1,395	McMinnville-Warren County Industrial Development Board, Tennessee, Multifamily Housing Revenue Bonds, Beersheba Heights Towers, Series 2009, 5.500%, 11/20/39	10/19 at 100.00	N/R	1,484,643

3,445	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A., 5.625%, 3/01/36	3/24 at 100.00	A	3,735,620

5,360	Metropolitan Government of Nashville & Davidson County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Parkwood Villa Apartments Project, Series 2010, 4.600%, 3/01/40 (Mandatory Put 3/01/25)	3/20 at 100.00	AA+	5,717,887

	Rutherford County Health and Educational Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Spring Valley Apartments Project, Series 2010A:
500	5.125%, 10/01/30	10/20 at 100.00	BBB	532,835
3,700	5.850%, 10/01/46	10/20 at 100.00	BBB	4,009,394
28,175	Total Housing/Multifamily			30,353,011

	Housing/Single Family – 1.2%

5	Hamilton County, Tennessee, GNMA Certificates Single Family Mortgage Revenue Bonds, Home Purchase and Rehabilitation Program, Series 1990, 8.000%, 9/01/23 (Alternative Minimum Tax)	9/15 at 100.00	AA	5,038

830	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2009-1, 5.000%, 7/01/29	7/18 at 100.00	AA+	863,657

	Tennessee Housing Development Agency, Homeownership Program Bonds, Series 2011-1A:
3,065	4.350%, 7/01/22 (Alternative Minimum Tax)	1/21 at 100.00	AA+	3,285,404
940	4.500%, 7/01/23 (Alternative Minimum Tax)	1/21 at 100.00	AA+	1,006,552
4,840	Total Housing/Single Family			5,160,651

	Long-Term Care – 1.2%

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Blakeford at Green Hills, Refunding & Improvement Series 2012:
1,500	5.000%, 7/01/27	7/22 at 100.00	BBB	1,610,910
1,340	5.000%, 7/01/32	7/22 at 100.00	BBB	1,413,915
1,210	5.000%, 7/01/37	7/22 at 100.00	BBB	1,264,619

1,000	Shelby County Health, Educational and Housing Facility Board, Tennessee, Residential Care Facility Mortgage Revenue Bonds, The Village at Germantown, Series 2014, 5.250%, 12/01/44	12/24 at 100.00	N/R	1,042,940
5,050	Total Long-Term Care			5,332,384

	Tax Obligation/General – 11.8%

4,000	Blount County, Tennessee, General Obligation Bonds, Refunding Series 2011., 5.000%, 6/01/23	6/21 at 100.00	Aa2	4,724,720

250	Franklin Special School District, Williamson County, Tennessee, General Obligation Bonds, Series 2009A, 5.000%, 6/01/33	6/19 at 100.00	Aa1	282,540

1,260	Franklin Special School District, Williamson County, Tennessee, Limited Tax School Bonds, Series 1999, 0.000%, 6/01/20	No Opt. Call	Aa1	1,157,927

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,365	Greene County, Tennessee, General Obligation Bonds, Series 2005B, 5.000%, 6/01/22 – NPFG Insured	6/16 at 100.00	A1	$1,425,156

4,000	Memphis, Tennessee, General Obligation Bonds, Refunding General Improvement Series 2011, 5.000%, 5/01/36	5/21 at 100.00	AA	4,477,080

585	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25	7/20 at 100.00	AA	678,729

	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding Series 2012:
1,150	5.000%, 7/01/22	No Opt. Call	AA	1,378,643
7,880	5.000%, 7/01/23	7/22 at 100.00	AA	9,432,360

2,500	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Tender Option Bond Trust 2013-A, 18.210%, 7/01/27 (IF)	7/23 at 100.00	AA	4,224,600

600	Montgomery County, Tennessee, General Obligation Bonds, School & Public Improvement Series 2011, 5.000%, 4/01/21	No Opt. Call	AA+	709,620

	Putnam County, Tennessee, General Obligation School Refunding Bonds, Series 2001:
1,000	5.250%, 4/01/18 – FGIC Insured	No Opt. Call	Aa2	1,114,780
2,960	5.250%, 4/01/19 – FGIC Insured	No Opt. Call	Aa2	3,381,474
2,645	5.250%, 4/01/20 – FGIC Insured	No Opt. Call	Aa2	3,083,039

3,050	Sumner County, Tennessee, General Obligation Bonds, Refunding Series 2011, 5.000%, 6/01/23	6/21 at 100.00	AA+	3,602,599

	Tennessee State, General Obligation Bonds, Series 2011A:
5,000	5.000%, 10/01/21	No Opt. Call	Aaa	5,980,800
1,000	5.000%, 10/01/30	10/21 at 100.00	Aaa	1,167,760

	Tennessee State, General Obligation Bonds, Series 2014A:
1,000	5.000%, 9/01/33	9/24 at 100.00	Aaa	1,185,410
675	5.000%, 9/01/34	9/24 at 100.00	Aaa	797,121

1,435	Williamson County, Tennessee, General Obligation Bonds, Rural School, Series 2004, 5.000%, 4/01/18	No Opt. Call	N/R	1,594,830

1,730	Wilson County, Tennessee, General Obligation Bonds, Refunding Series 2012, 5.000%, 4/01/23	4/22 at 100.00	AA	2,040,500
44,085	Total Tax Obligation/General			52,439,688

	Tax Obligation/Limited – 9.3%

	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Series 2010A-1:
1,425	5.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,629,017
1,000	5.000%, 7/01/22	7/20 at 100.00	A1	1,135,130
1,035	5.000%, 7/01/26	7/20 at 100.00	A1	1,145,911

4,250	Pigeon Forge Industrial Development Board, Tennesse, Revenue Bonds, Public Facility, Series 2011, 5.000%, 6/01/34	6/21 at 100.00	AA	4,716,437

	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2015B:
4,160	5.000%, 11/01/33 (UB) (6)	11/25 at 100.00	Aa1	4,875,437
6,225	5.000%, 11/01/34 (UB) (6)	11/25 at 100.00	Aa1	7,265,322
1,500	5.000%, 11/01/35	No Opt. Call	Aa1	1,744,875
1,295	5.000%, 11/01/40	11/25 at 100.00	Aa1	1,482,866
5,000	5.000%, 11/01/40 (UB) (6)	11/25 at 100.00	Aa1	5,725,350
10,000	5.000%, 11/01/45 (UB) (6)	11/25 at 100.00	Aa1	11,412,900
35,890	Total Tax Obligation/Limited			41,133,245

Nuveen Investments	55

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation – 3.1%

	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B:
$4,180	5.500%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	A	$4,781,628
3,250	5.625%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A	3,801,038
420	5.750%, 7/01/23 (Alternative Minimum Tax)	7/20 at 100.00	A	483,113
2,265	5.750%, 7/01/24 (Alternative Minimum Tax)	7/20 at 100.00	A	2,586,154

2,200	Metropolitan Nashville Airport Authority, Tennessee, Special Facility Revenue Bonds, Aero Nashville LLC Project, Refunding Series 2010, 5.200%, 7/01/26	7/20 at 100.00	Baa3	2,376,924
12,315	Total Transportation			14,028,857

	U.S. Guaranteed – 14.4% (7)

480	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured (ETM)	No Opt. Call	AA (7)	539,678

240	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 – AGM Insured (Pre-refunded 10/01/19)	10/19 at 100.00	AA (7)	276,406

5,000	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2007, 5.000%, 9/01/32 – SYNCORA GTY Insured (Pre-refunded 9/01/17)	9/17 at 100.00	Aa2 (7)	5,468,900

1,520	Clarksville, Tennessee, Water, Sewer, and Gas Revenue Refunding and Improvement Bonds, Series 1992, 0.000%, 2/01/16 – NPFG Insured (ETM)	No Opt. Call	AA– (7)	1,516,489

5,000	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Series 2008, 5.000%, 1/01/33 – AGC Insured (Pre-refunded 1/01/18)	1/18 at 100.00	Aa3 (7)	5,515,900

	Gibson County School District, Tennessee, Revenue Bonds, Series 2007:
1,000	5.000%, 4/01/25 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA (7)	1,078,040
1,000	5.000%, 4/01/26 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA (7)	1,078,040
1,000	5.000%, 4/01/27 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA (7)	1,078,040
1,000	5.000%, 4/01/31 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA (7)	1,078,040

1,840	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Series 2005, 5.000%, 9/01/24 – NPFG Insured (Pre-refunded 9/01/15)	9/15 at 100.00	Aa3 (7)	1,862,338

2,190	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding Series 2008, 5.750%, 4/01/41 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (7)	2,477,788

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C:
885	5.125%, 7/01/25 – NPFG Insured (Pre-refunded 7/01/23)	7/23 at 100.00	AA– (7)	888,593
2,735	5.125%, 7/01/25 – NPFG Insured (ETM)	8/15 at 100.00	AA– (7)	2,746,104
9,570	5.250%, 7/01/28 – NPFG Insured (ETM)	8/15 at 100.00	AA– (7)	9,609,811

705	Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2007, 5.000%, 4/01/41 – AGM Insured (Pre-refunded 4/01/17)	4/17 at 100.00	AA+ (7)	760,427

18,670	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Subordinate Lien Revenue Bonds, Volunteer Healthcare Systems Inc., Series 1988, 0.000%, 6/01/21 (ETM)	No Opt. Call	N/R (7)	16,700,688

2,000	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2008A, 5.000%, 5/15/33 (Pre-refunded 5/15/18)	5/18 at 100.00	AA+ (7)	2,230,560

715	Metropolitan Government of Nashville-Davidson County, Tennessee, General Obligation Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/25 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	838,509

2,000	Rutherford County Consolidated Utility District, Tennessee, Waterworks Revenue Bonds, Series 2006, 5.000%, 2/01/36 – AGM Insured (Pre-refunded 2/01/16)	2/16 at 100.00	AAA	2,063,640

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (7) (continued)

$545	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2009A, 5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (7)	$622,428

5,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2010A, 5.000%, 5/01/30 (Pre-refunded 5/01/18)	5/18 at 100.00	Aa1 (7)	5,565,650
63,095	Total U.S. Guaranteed			63,996,069

	Utilities – 15.5%

	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Series 2008A:
1,000	5.000%, 9/01/28	3/18 at 100.00	AA+	1,092,200
5,000	5.000%, 9/01/33	3/18 at 100.00	AA+	5,477,500

	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006:
1,000	5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,082,090
3,250	5.000%, 12/15/19 – SYNCORA GTY Insured	No Opt. Call	A	3,628,040
2,725	5.000%, 12/15/20 – SYNCORA GTY Insured	No Opt. Call	A	3,077,152
8,775	5.000%, 12/15/21 – SYNCORA GTY Insured	No Opt. Call	A	9,938,828

	Clarksville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015:
665	5.000%, 9/01/27	9/24 at 100.00	Aa2	793,697
2,000	5.000%, 9/01/30	9/24 at 100.00	Aa2	2,347,580
2,000	5.000%, 9/01/31	9/24 at 100.00	Aa2	2,336,940

	Clarksville, Tennessee, Electric System Revenue Bonds, Series 2010A:
1,160	5.000%, 9/01/34	9/20 at 100.00	Aa2	1,307,494
2,500	5.000%, 9/01/35	9/20 at 100.00	Aa2	2,813,800

2,050	Knoxville, Tennessee, Electric System Revenue Bonds, Refunding Series 2015EE, 5.000%, 7/01/22	No Opt. Call	AA+	2,457,581

11,250	Metropolitan Government of Nashville-Davidson County, Tennessee, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/15/36	5/21 at 100.00	AA+	12,592,800

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,395	5.250%, 9/01/21	No Opt. Call	A	1,592,393
1,755	5.250%, 9/01/22	No Opt. Call	A	2,015,600
3,130	5.250%, 9/01/24	No Opt. Call	A	3,651,270
2,520	5.250%, 9/01/26	No Opt. Call	A	2,947,694

2,100	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	2,423,190

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
450	5.000%, 2/01/19	No Opt. Call	A	494,370
100	5.000%, 2/01/21	No Opt. Call	A	111,627
250	5.000%, 2/01/22	No Opt. Call	A	280,663
600	5.000%, 2/01/23	No Opt. Call	A	679,038
100	5.000%, 2/01/24	No Opt. Call	A	113,858
4,760	5.000%, 2/01/27	No Opt. Call	A	5,400,030
60,535	Total Utilities			68,655,435

	Water and Sewer – 15.9%

1,830	Clarksville, Tennessee, Water, Sewer and Gas Revenue Refunding Bonds, Series 2002, 5.250%, 2/01/17 – AGM Insured	No Opt. Call	Aa3	1,970,965

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
2,000	5.000%, 12/01/29	12/22 at 100.00	AA+	2,300,380
2,375	5.000%, 12/01/32	12/22 at 100.00	AA+	2,702,370

Nuveen Investments	57

Nuveen Tennessee Municipal Bond Fund (continued)

Portfolio of Investments	May 31, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Gallatin, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2015:
$1,655	5.000%, 1/01/31	1/25 at 100.00	AA	$1,938,038
1,270	5.000%, 1/01/38	1/25 at 100.00	AA	1,455,191

2,525	Hallsdale-Powell Utility District, Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 4/01/36 – FGIC Insured	4/17 at 100.00	AA	2,680,389

6,000	Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee Utilities Revenue Bonds, Series 2014., 5.000%, 9/01/44	9/24 at 100.00	AA	6,690,900

1,500	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25 (WI/DD, Settling 6/10/15)	No Opt. Call	AA	1,833,780

10,610	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/42 – FGIC Insured	9/17 at 100.00	Aa3	11,434,821

5,380	Hendersonville Utility District, Tennessee, Waterworks and Sewer Revenue Bonds, Series 2008, 5.250%, 2/01/38 – AGM Insured	2/18 at 100.00	A1	5,847,145

930	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2012, 4.500%, 1/01/27	1/23 at 100.00	AA–	1,038,066

1,315	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Refunding and Improvement Series 2015, 5.000%, 1/01/31	1/25 at 100.00	AA–	1,543,494

3,000	Knox-Chapman Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2011, 5.250%, 1/01/36	1/21 at 100.00	AA–	3,364,530

1,525	Knoxville, Tennessee, Water System Revenue Bonds, Series 2013Z, 5.000%, 3/01/44	3/21 at 100.00	AAA	1,683,356

	Loudon, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 2012A:
2,755	4.000%, 3/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,991,930
1,000	4.000%, 3/01/28 (Alternative Minimum Tax)	3/22 at 100.00	A+	1,029,110
2,000	5.000%, 3/01/32 (Alternative Minimum Tax)	3/22 at 100.00	A+	2,171,480

	Savannah Valley Utility District, Hamilton County, Tennessee, Waterworks Revenue Refunding Bonds, Series 2012-A:
535	5.000%, 6/01/19	No Opt. Call	AA	611,227
525	5.000%, 6/01/20	No Opt. Call	AA	611,111
585	5.000%, 6/01/21	No Opt. Call	AA	689,633
515	5.000%, 6/01/22	No Opt. Call	AA	614,297

4,240	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	4,819,142

	Watauga River Regional Water Authority, Tennessee, Waterworks Revenue Bonds, Series 2012:
500	5.000%, 7/01/34	7/22 at 100.00	A	536,000
4,385	5.000%, 7/01/42	7/22 at 100.00	A	4,706,333

5,000	White House Utility District, Robertson and Sumner Counties, Tennessee, Water and Sewerage Revenue Refunding Bonds, Series 2006, 5.000%, 1/01/28 – NPFG Insured	1/17 at 100.00	Aa3	5,275,300
63,955	Total Water and Sewer			70,538,988
$458,340	Total Long-Term Investments (cost $433,207,289)			463,231,038
	Floating Rate Obligations – (6.1)%			(27,290,000)
	Other Assets Less Liabilities – 1.8% (8)			8,099,704
	Net Assets – 100%			$444,040,742

58	Nuveen Investments

Investments in Derivatives as of May 31, 2015

Credit Default Swaps outstanding:

Counterparty	Reference Entity	Buy/Sell Protection (9)	Current Credit Spread (10)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	Commonwealth of Puerto Rico	Buy	16.64%	$1,845,000	5.000%	12/20/19	$448,099	$50,995

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets of Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(10)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of

Assets and Liabilities	May 31, 2015

	Georgia	Louisiana	North Carolina	Tennessee
Assets
Long-term investments, at value (cost $154,759,876, $106,181,042, $396,882,130 and $433,207,289 respectively)	$162,119,414	$114,382,012	$427,860,950	$463,231,038
Cash	1,597,897	2,069,321	—	4,689,391
Credit default swaps premiums paid	201,576	—	363,743	397,104
Unrealized appreciation on credit default swaps	20,657	—	46,711	50,995
Receivable for:
Interest	2,500,877	1,628,824	5,941,391	5,282,138
Investments sold	—	645,000	11,231,225	85,104
Shares sold	709,309	369,359	2,315,542	672,477
Other assets	1,023	1,022	33,843	63,825
Total assets	167,150,753	119,095,538	447,793,405	474,472,072
Liabilities
Cash overdraft	—	—	6,419,662	—
Floating rate obligations	3,380,000	750,000	9,255,000	27,290,000
Payable for:
Dividends	187,534	89,074	345,854	255,225
Investments purchased	—	—	2,811,139	1,824,360
Shares redeemed	171,986	204,766	1,125,654	610,798
Accrued expenses:
Management fees	70,250	50,919	179,640	188,122
Trustees fees	588	428	34,472	64,065
12b-1 distribution and service fees	36,892	31,319	58,861	110,883
Other	55,331	49,452	90,005	87,877
Total liabilities	3,902,581	1,175,958	20,320,287	30,431,330
Net assets	$163,248,172	$117,919,580	$427,473,118	$444,040,742
Class A Shares
Net assets	$89,014,348	$81,263,526	$164,797,333	$291,997,483
Shares outstanding	8,064,614	7,129,803	15,046,751	24,647,811
Net asset value (“NAV”) per share	$11.04	$11.40	$10.95	$11.85
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$11.52	$11.90	$11.43	$12.37
Class C Shares
Net assets	$3,480,330	$3,330,260	$7,330,569	$8,774,768
Shares outstanding	316,613	293,490	669,665	742,868
NAV and offering price per share	$10.99	$11.35	$10.95	$11.81
Class C2 Shares
Net assets	$30,257,789	$23,535,266	$39,460,323	$84,803,718
Shares outstanding	2,751,542	2,073,982	3,603,106	7,167,826
NAV and offering price per share	$11.00	$11.35	$10.95	$11.83
Class I Shares
Net assets	$40,495,705	$9,790,528	$215,884,893	$58,464,773
Shares outstanding	3,682,072	856,819	19,636,946	4,941,778
NAV and offering price per share	$11.00	$11.43	$10.99	$11.83
Net assets consist of:
Capital paid-in	$161,763,543	$113,873,788	$406,560,073	$416,195,148
Undistributed (Over-distribution of) net investment income	205,131	241,036	(214,876)	1,881,775
Accumulated net realized gain (loss)	(6,100,697)	(4,396,214)	(9,897,610)	(4,110,925)
Net unrealized appreciation (depreciation)	7,380,195	8,200,970	31,025,531	30,074,744
Net assets	$163,248,172	$117,919,580	$427,473,118	$444,040,742
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of

Operations	Year Ended May 31, 2015

	Georgia	Louisiana	North Carolina	Tennessee
Investment Income	$7,086,766	$5,266,197	$16,447,471	$18,377,875
Expenses
Management fees	823,605	582,039	2,072,038	2,219,432
12b-1 service fees – Class A Shares	182,041	158,352	331,581	596,680
12b-1 distribution and service fees – Class C Shares	14,273	15,804	45,466	47,331
12b-1 distribution and service fees – Class C2 Shares	242,078	184,968	320,358	668,172
Interest expense	22,914	4,190	7,223	65,296
Shareholder servicing agent fees	53,202	40,243	129,424	117,959
Custodian fees	34,744	25,761	68,113	73,162
Federal and state registration fees	4,862	4,453	7,134	9,267
Professional fees	37,237	33,861	54,543	54,070
Shareholder reporting expenses	29,399	23,208	55,041	61,596
Trustees fees	5,158	3,699	12,886	13,849
Other expenses	9,563	8,010	17,091	17,990
Total expenses	1,459,076	1,084,588	3,120,898	3,944,804
Net investment income (loss)	5,627,690	4,181,609	13,326,573	14,433,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	601,805	70,299	104,850	(98,805)
Swaps	(46,476)	—	(47,841)	(53,360)
Change in net unrealized appreciation (depreciation) of:
Investments	(661,109)	1,388,311	(148,101)	525,503
Swaps	20,657	—	46,711	50,995
Net realized and unrealized gain (loss)	(85,123)	1,458,610	(44,381)	424,333
Net increase (decrease) in net assets from operations	$5,542,567	$5,640,219	$13,282,192	$14,857,404

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of

Changes in Net Assets

	Georgia		Louisiana
	Year Ended 5/31/15	Year Ended 5/31/14	Year Ended 5/31/15	Year Ended 5/31/14
Operations
Net investment income (loss)	$5,627,690	$6,336,117	$4,181,609	$4,574,057
Net realized gain (loss) from:
Investments	601,805	(124,400)	70,299	(2,174,848)
Swaps	(46,476)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(661,109)	(3,673,267)	1,388,311	(127,221)
Swaps	20,657	—	—	—
Net increase (decrease) in net assets from operations	5,542,567	2,538,450	5,640,219	2,271,988
Distributions to Shareholders
From net investment income:
Class A Shares	(3,268,750)	(3,627,823)	(3,078,132)	(3,162,331)
Class C Shares	(39,223)	(980)	(48,440)	(852)
Class C2 Shares	(988,378)	(1,089,514)	(833,782)	(928,651)
Class I Shares	(1,367,232)	(1,354,062)	(317,352)	(241,266)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(5,663,583)	(6,072,379)	(4,277,706)	(4,333,100)
Fund Share Transactions
Proceeds from sale of shares	26,293,915	20,755,602	19,377,228	11,564,593
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,375,354	3,548,352	3,214,464	3,241,865
	29,669,269	24,303,954	22,591,692	14,806,458
Cost of shares redeemed	(31,615,025)	(45,559,147)	(15,662,972)	(40,253,362)
Net increase (decrease) in net assets from Fund share transactions	(1,945,756)	(21,255,193)	6,928,720	(25,446,904)
Net increase (decrease) in net assets	(2,066,772)	(24,789,122)	8,291,233	(27,508,016)
Net assets at the beginning of period	165,314,944	190,104,066	109,628,347	137,136,363
Net assets at the end of period	$163,248,172	$165,314,944	$117,919,580	$109,628,347
Undistributed (Over-distribution of) net investment income at the end of period	$205,131	$312,541	$241,036	$338,102

See accompanying notes to financial statements.

62	Nuveen Investments

	North Carolina		Tennessee
	Year Ended 5/31/15	Year Ended 5/31/14	Year Ended 5/31/15	Year Ended 5/31/14
Operations
Net investment income (loss)	$13,326,573	$14,501,539	$14,433,071	$15,489,397
Net realized gain (loss) from:
Investments	104,850	(2,356,266)	(98,805)	(3,997,877)
Swaps	(47,841)	—	(53,360)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(148,101)	(4,708,802)	525,503	(6,793,954)
Swaps	46,711	—	50,995	—
Net increase (decrease) in net assets from operations	13,282,192	7,436,471	14,857,404	4,697,566
Distributions to Shareholders
From net investment income:
Class A Shares	(5,326,571)	(6,256,072)	(9,633,875)	(10,481,904)
Class C Shares	(107,665)	(6,623)	(113,963)	(4,455)
Class C2 Shares	(1,128,919)	(1,463,269)	(2,396,356)	(2,784,419)
Class I Shares	(6,754,260)	(6,938,208)	(1,784,030)	(1,423,939)
From accumulated net realized gains:
Class A Shares	—	—	—	(1,200,755)
Class C Shares	—	—	—	—
Class C2 Shares	—	—	—	(383,322)
Class I Shares	—	—	—	(158,295)
Decrease in net assets from distributions to shareholders	(13,317,415)	(14,664,172)	(13,928,224)	(16,437,089)
Fund Share Transactions
Proceeds from sale of shares	86,983,980	95,939,159	55,701,922	56,144,539
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,996,515	9,354,839	10,790,452	12,681,882
	95,980,495	105,293,998	66,492,374	68,826,421
Cost of shares redeemed	(76,104,911)	(169,920,119)	(65,185,232)	(141,213,679)
Net increase (decrease) in net assets from Fund share transactions	19,875,584	(64,626,121)	1,307,142	(72,387,258)
Net increase (decrease) in net assets	19,840,361	(71,853,822)	2,236,322	(84,126,781)
Net assets at the beginning of period	407,632,757	479,486,579	441,804,420	525,931,201
Net assets at the end of period	$427,473,118	$407,632,757	$444,040,742	$441,804,420
Undistributed (Over-distribution of) net investment income at the end of period	$(214,876)	$(50,919)	$1,881,775	$1,561,187

See accompanying notes to financial statements.

Nuveen Investments	63

Financial

Highlights

Georgia

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2015	$11.04	$0.40	$— **	$0.40	$(0.40)	$—	$(0.40)	$11.04
2014	11.20	0.41	(0.17)	0.24	(0.40)	—	(0.40)	11.04
2013	11.14	0.41	0.07	0.48	(0.42)	—	(0.42)	11.20
2012	10.46	0.44	0.68	1.12	(0.44)	—	(0.44)	11.14
2011	10.66	0.45	(0.21)	0.24	(0.44)	—	(0.44)	10.46
Class C (02/14)
2015	11.00	0.30	— **	0.30	(0.31)	—	(0.31)	10.99
2014(e)	10.79	0.02	0.28	0.30	(0.09)	—	(0.09)	11.00
Class C2 (01/94)(f)
2015	11.00	0.33	0.01	0.34	(0.34)	—	(0.34)	11.00
2014	11.17	0.35	(0.18)	0.17	(0.34)	—	(0.34)	11.00
2013	11.10	0.35	0.08	0.43	(0.36)	—	(0.36)	11.17
2012	10.43	0.38	0.67	1.05	(0.38)	—	(0.38)	11.10
2011	10.63	0.39	(0.21)	0.18	(0.38)	—	(0.38)	10.43
Class I (02/97)
2015	11.00	0.42	— **	0.42	(0.42)	—	(0.42)	11.00
2014	11.16	0.43	(0.17)	0.26	(0.42)	—	(0.42)	11.00
2013	11.10	0.44	0.06	0.50	(0.44)	—	(0.44)	11.16
2012	10.43	0.46	0.67	1.13	(0.46)	—	(0.46)	11.10
2011	10.63	0.47	(0.21)	0.26	(0.46)	—	(0.46)	10.43

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.65%	$89,014	0.83%		0.82%		3.57%		11%
2.27	97,333	0.83		0.82		3.83		9
4.34	109,963	0.81		0.80		3.67		10
10.89	104,821	0.84		0.83		4.03		16
2.30	96,309	0.83		0.82		4.28		3

2.73	3,480	1.62		1.61		2.68		11
2.82	298	1.63	*	1.62	*	2.69	*	9

3.10	30,258	1.38		1.37		3.02		11
1.61	34,234	1.38		1.37		3.29		9
3.90	38,589	1.36		1.35		3.12		10
10.24	34,504	1.39		1.38		3.48		16
1.75	31,425	1.38		1.37		3.73		3

3.83	40,496	0.63		0.62		3.76		11
2.46	33,450	0.63		0.62		4.04		9
4.58	40,839	0.61		0.60		3.87		10
11.07	42,782	0.64		0.63		4.23		16
2.54	43,068	0.63		0.62		4.47		3

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Louisiana

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/89)
2015	$11.25	$0.44	$0.15	$0.59	$(0.44)	$—	$(0.44)	$11.40
2014	11.32	0.45	(0.10)	0.35	(0.42)	—	(0.42)	11.25
2013	11.38	0.44	(0.06)	0.38	(0.44)	—	(0.44)	11.32
2012	10.55	0.47	0.83	1.30	(0.47)	—	(0.47)	11.38
2011	10.58	0.46	(0.02)	0.44	(0.47)	—	(0.47)	10.55
Class C (02/14)
2015	11.20	0.33	0.17	0.50	(0.35)	—	(0.35)	11.35
2014(e)	10.80	0.02	0.48	0.50	(0.10)	—	(0.10)	11.20
Class C2 (02/94)(f)
2015	11.20	0.37	0.16	0.53	(0.38)	—	(0.38)	11.35
2014	11.28	0.39	(0.11)	0.28	(0.36)	—	(0.36)	11.20
2013	11.34	0.37	(0.05)	0.32	(0.38)	—	(0.38)	11.28
2012	10.51	0.41	0.83	1.24	(0.41)	—	(0.41)	11.34
2011	10.54	0.41	(0.03)	0.38	(0.41)	—	(0.41)	10.51
Class I (02/97)
2015	11.28	0.46	0.16	0.62	(0.47)	—	(0.47)	11.43
2014	11.35	0.47	(0.09)	0.38	(0.45)	—	(0.45)	11.28
2013	11.41	0.46	(0.06)	0.40	(0.46)	—	(0.46)	11.35
2012	10.58	0.49	0.83	1.32	(0.49)	—	(0.49)	11.41
2011	10.61	0.48	(0.02)	0.46	(0.49)	—	(0.49)	10.58

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

5.34%	$81,264	0.84%		0.84%		3.81%		12%
3.35	77,147	0.86		0.85		4.13		23
3.35	95,749	0.85		0.84		3.83		13
12.53	81,109	0.87		0.86		4.31		33
4.27	69,299	0.84		0.84		4.44		17

4.54	3,330	1.63		1.63		2.92		12
4.68	229	1.66	*	1.65	*	2.96	*	23

4.81	23,535	1.39		1.39		3.27		12
2.69	25,751	1.41		1.40		3.58		23
2.82	33,593	1.40		1.39		3.27		13
11.97	26,990	1.42		1.41		3.74		33
3.70	21,819	1.39		1.39		3.89		17

5.54	9,791	0.64		0.64		4.00		12
3.56	6,501	0.66		0.65		4.33		23
3.55	7,794	0.65		0.64		4.01		13
12.74	5,007	0.67		0.66		4.47		33
4.49	3,305	0.64		0.64		4.61		17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

North Carolina

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2015	$10.95	$0.35	$— **	$0.35	$(0.35)	$—	$(0.35)	$10.95
2014	11.04	0.37	(0.08)	0.29	(0.38)	—	(0.38)	10.95
2013	11.07	0.39	(0.02)	0.37	(0.40)	—	(0.40)	11.04
2012	10.36	0.41	0.71	1.12	(0.41)	—	(0.41)	11.07
2011	10.53	0.42	(0.18)	0.24	(0.41)	—	(0.41)	10.36
Class C (02/14)
2015	10.94	0.26	0.01	0.27	(0.26)	—	(0.26)	10.95
2014(e)	10.63	0.04	0.36	0.40	(0.09)	—	(0.09)	10.94
Class C2 (10/93)(f)
2015	10.95	0.29	— **	0.29	(0.29)	—	(0.29)	10.95
2014	11.04	0.31	(0.08)	0.23	(0.32)	—	(0.32)	10.95
2013	11.07	0.33	(0.02)	0.31	(0.34)	—	(0.34)	11.04
2012	10.36	0.35	0.72	1.07	(0.36)	—	(0.36)	11.07
2011	10.53	0.36	(0.18)	0.18	(0.35)	—	(0.35)	10.36
Class I (02/97)
2015	10.99	0.37	— **	0.37	(0.37)	—	(0.37)	10.99
2014	11.08	0.39	(0.08)	0.31	(0.40)	—	(0.40)	10.99
2013	11.10	0.41	— **	0.41	(0.43)	—	(0.43)	11.08
2012	10.40	0.44	0.70	1.14	(0.44)	—	(0.44)	11.10
2011	10.57	0.44	(0.18)	0.26	(0.43)	—	(0.43)	10.40

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.26%	$164,797	0.78%		0.78%		3.19%		11%
2.78	173,143	0.80		0.80		3.50		7
3.37	197,820	0.80		0.78		3.47		10
11.04	176,927	0.81		0.80		3.85		9
2.30	158,176	0.80		0.79		4.06		5

2.52	7,331	1.58		1.58		2.36		11
3.75	1,788	1.60	*	1.60	*	2.40	*	7

2.67	39,460	1.33		1.33		2.64		11
2.20	45,856	1.35		1.35		2.96		7
2.82	57,987	1.35		1.33		2.92		10
10.47	49,381	1.36		1.35		3.30		9
1.77	42,587	1.35		1.34		3.51		5

3.41	215,885	0.58		0.58		3.39		11
2.95	186,847	0.60		0.60		3.70		7
3.67	223,051	0.60		0.58		3.67		10
11.15	211,559	0.61		0.60		4.05		9
2.53	197,520	0.60		0.59		4.26		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Tennessee

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/87)
2015	$11.82	$0.40	$0.02	$0.42	$(0.39)	$—	$(0.39)	$11.85
2014	12.02	0.41	(0.17)	0.24	(0.39)	(0.05)	(0.44)	11.82
2013	12.04	0.41	0.03	0.44	(0.40)	(0.06)	(0.46)	12.02
2012	11.24	0.45	0.83	1.28	(0.45)	(0.03)	(0.48)	12.04
2011	11.40	0.46	(0.17)	0.29	(0.45)	—	(0.45)	11.24
Class C (02/14)
2015	11.79	0.30	0.01	0.31	(0.29)	—	(0.29)	11.81
2014(e)	11.49	0.03	0.36	0.39	(0.09)	—	(0.09)	11.79
Class C2 (10/93)(f)
2015	11.80	0.33	0.02	0.35	(0.32)	—	(0.32)	11.83
2014	12.01	0.34	(0.18)	0.16	(0.32)	(0.05)	(0.37)	11.80
2013	12.02	0.34	0.05	0.39	(0.34)	(0.06)	(0.40)	12.01
2012	11.23	0.38	0.83	1.21	(0.39)	(0.03)	(0.42)	12.02
2011	11.39	0.40	(0.17)	0.23	(0.39)	—	(0.39)	11.23
Class I (02/97)
2015	11.80	0.42	0.02	0.44	(0.41)	—	(0.41)	11.83
2014	12.01	0.43	(0.18)	0.25	(0.41)	(0.05)	(0.46)	11.80
2013	12.02	0.43	0.05	0.48	(0.43)	(0.06)	(0.49)	12.01
2012	11.23	0.47	0.82	1.29	(0.47)	(0.03)	(0.50)	12.02
2011	11.39	0.48	(0.16)	0.32	(0.48)	—	(0.48)	11.23

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

3.54%	$291,997	0.79%		0.78%		3.35%		3%
2.11	304,426	0.80		0.79		3.54		3
3.72	367,265	0.79		0.78		3.33		8
11.64	334,205	0.82		0.81		3.84		16
2.64	299,678	0.81		0.81		4.11		19

2.64	8,775	1.58		1.57		2.50		3
3.40	1,547	1.60	*	1.59	*	2.42	*	3

2.98	84,804	1.34		1.33		2.80		3
1.45	93,355	1.35		1.34		3.00		3
3.26	121,645	1.34		1.33		2.78		8
10.99	97,520	1.37		1.36		3.28		16
2.09	73,960	1.36		1.36		3.56		19

3.75	58,465	0.59		0.58		3.54		3
2.24	42,477	0.60		0.59		3.75		3
4.01	36,091	0.59		0.58		3.53		8
11.79	24,687	0.62		0.61		4.01		16
2.86	12,410	0.61		0.61		4.30		19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”), Nuveen North Carolina Municipal Bond Fund (“North Carolina”) and Nuveen Tennessee Municipal Bond Fund (“Tennessee”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is May 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. These municipal bonds include obligations issued by its respective state and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund may invest without limit in securities that generate income subject to the alternative minimum tax. Each Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years.

Under normal market conditions, each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. Each Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. Each Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Each Fund may utilize futures contracts, swap contracts, options on futures contracts and options on swap contracts in an attempt to manage market risk, credit risk and yield curve risk and to manage the effective maturity or duration of securities in each Fund’s portfolio.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

72	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery pur-chase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$2,811,139	$1,824,360

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each

Nuveen Investments	73

Notes to Financial Statements (continued)

Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

74	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Georgia	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$161,576,044	$543,370	***	$162,119,414
Investments in Derivatives:
Credit Default Swaps**	—	20,657	—		20,657
Total	$—	$161,596,701	$543,370		$162,140,071

Louisiana
Long-Term Investments*:
Municipal Bonds	$—	$114,382,012	$—		$114,382,012

North Carolina
Long-Term Investments*:
Municipal Bonds	$—	$427,860,950	$—		$427,860,950
Investments in Derivatives:
Credit Default Swaps**	—	46,711	—		46,711
Total	$—	$427,907,661	$—		$427,907,661

Tennessee
Long-Term Investments*:
Municipal Bonds	$—	$462,868,792	$362,246	***	$463,231,038
Investments in Derivatives:
Credit Default Swaps**	—	50,995	—		50,995
Total	$—	$462,919,787	$362,246		$463,282,033
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for the breakdown of these securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

Nuveen Investments	75

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose trust (referred to as the “Trust”) created by or at the direction of one or more Funds. In turn, the Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the Trust from a third party liquidity provider, or by the sale of assets from the Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par, and (b) have the trustee of the Trust transfer the Underlying Bond held by the Trust to the Fund, thereby collapsing the Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a Trust created at its direction, and in return receives the Inverse Floater of the Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing the Floaters issued by the Trust as liabilities, at their liquidation value on the Statement of Assets and Liabilities as “Floating rate obligations.” In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond and recognizes the related interest paid to the holders of the Floaters as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the inverse floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters and the expenses of the Trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited Inverse Floaters during the current fiscal period were as follows:

Self-Deposited Inverse Floaters	Georgia	Louisiana	North Carolina	Tennessee
Average floating rate obligations outstanding	$3,380,000	$750,000	$988,890	$9,554,110
Average annual interest rate and fees	0.68%	0.56%	0.73%	0.68%

As of the end of the reporting period, the total amount of floating rate obligations associated with each Fund’s self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Georgia	Louisiana	North Carolina	Tennessee
Floating rate obligations: self-deposited Inverse Floaters	$3,380,000	$750,000	$9,255,000	$27,290,000
Floating rate obligations: externally-deposited Inverse Floaters	9,030,000	3,000,000	—	7,500,000
Total	$12,410,000	$3,750,000	$9,255,000	$34,790,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the liquidity provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the Trust may fall short of the liquidation value of the Floaters issued by the Trust, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters. At period end, any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

76	Nuveen Investments

As of the end of the reporting period, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

Floating Rate Obligations – Externally-Deposited Recourse Trusts	Georgia	Louisiana	North Carolina	Tennessee
Maximum exposure to Recourse Trusts	$5,720,000	$3,000,000	$—	$7,500,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which the Funds invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Georgia, North Carolina and Tennessee invested in credit default swaps to manage credit risk by purchasing credit protection.

The average notional amount of credit default swap contracts outstanding during the current fiscal period, was as follows:

	Georgia	North Carolina	Tennessee
Average notional amount of credit default swap contracts outstanding*	$705,000	$1,662,000	$1,797,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments	77

Notes to Financial Statements (continued)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Georgia

Credit	Swaps	Unrealized appreciation on credit default swaps**	$20,657	—	$—
North Carolina

Credit	Swaps	Unrealized appreciation on credit default swaps**	$46,711	—	$—
Tennessee

Credit	Swaps	Unrealized appreciation on credit default swaps**	$50,995	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Georgia	Goldman Sachs	$20,657	$—	$—	$20,657	$(20,657)	$—
North Carolina	Citibank N.A.	46,711	—	—	46,711	(46,711)	—
Tennessee	Citibank N.A.	50,995	—	—	50,995	(50,995)	—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)from Swaps	Change in net Unrealized Appreciation (Depreciation) of Swaps
Georgia	Credit	Swaps	$(46,476)	$20,657
North Carolina	Credit	Swaps	(47,841)	46,711
Tennessee	Credit	Swaps	(53,360)	50,995

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

78	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 5/31/15		Year Ended 5/31/14
Georgia	Shares	Amount	Shares	Amount
Shares sold:
Class A	616,191	$6,837,252	816,305	$8,761,668
Class A – automatic conversion of Class B Shares	—	—	43,667	466,346
Class B – exchanges	—	—	17	179
Class C	310,963	3,435,436	27,076	294,704
Class C2	20,912	231,278	260,731	2,780,147
Class I	1,428,896	15,789,949	790,875	8,452,558
Shares issued to shareholders due to reinvestment of distributions:
Class A	205,922	2,284,465	239,414	2,571,872
Class B	—	—	300	3,192
Class C	2,740	30,339	53	580
Class C2	51,485	569,120	59,146	633,048
Class I	44,426	491,430	31,734	339,660
	2,681,535	29,669,269	2,269,318	24,303,954
Shares redeemed:
Class A	(1,571,530)	(17,403,862)	(2,099,550)	(22,450,328)
Class B	—	—	(20,205)	(218,124)
Class B – automatic conversion to Class A Shares	—	—	(43,585)	(466,346)
Class C	(24,207)	(268,291)	(12)	(136)
Class C2	(431,836)	(4,770,614)	(664,936)	(7,076,755)
Class I	(831,865)	(9,172,258)	(1,441,171)	(15,347,458)
	(2,859,438)	(31,615,025)	(4,269,459)	(45,559,147)
Net increase (decrease)	(177,903)	$(1,945,756)	(2,000,141)	$(21,255,193)

	Year Ended 5/31/15		Year Ended 5/31/14
Louisiana	Shares	Amount	Shares	Amount
Shares sold:
Class A	953,232	$10,912,626	623,798	$6,722,527
Class C	288,218	3,273,180	21,064	231,706
Class C2	14,410	163,975	123,320	1,323,765
Class I	438,171	5,027,447	301,153	3,286,595
Shares issued to shareholders due to reinvestment of distributions:
Class A	209,652	2,396,495	225,724	2,438,188
Class C	2,892	33,058	49	541
Class C2	51,460	585,496	59,901	644,406
Class I	17,386	199,415	14,669	158,730
	1,975,421	22,591,692	1,369,678	14,806,458
Shares redeemed:
Class A	(891,032)	(10,166,794)	(2,450,223)	(26,408,631)
Class C	(18,101)	(206,168)	(632)	(6,920)
Class C2	(290,128)	(3,286,193)	(864,273)	(9,272,739)
Class I	(175,198)	(2,003,817)	(425,987)	(4,565,072)
	(1,374,459)	(15,662,972)	(3,741,115)	(40,253,362)
Net increase (decrease)	600,962	$6,928,720	(2,371,437)	$(25,446,904)

Nuveen Investments	79

Notes to Financial Statements (continued)

	Year Ended 5/31/15		Year Ended 5/31/14
North Carolina	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,423,122	$26,720,435	4,677,204	$49,154,589
Class A – automatic conversion of Class B Shares	—	—	41,210	433,961
Class B – exchanges	—	—	4	49
Class C	536,737	5,920,797	162,912	1,754,307
Class C2	32,751	361,158	370,143	3,899,791
Class I	4,878,144	53,981,590	3,830,824	40,696,462
Shares issued to shareholders due to reinvestment of distributions:
Class A	405,238	4,472,593	494,845	5,230,218
Class B	—	—	422	4,410
Class C	7,930	87,568	576	6,265
Class C2	74,968	827,293	99,619	1,052,244
Class I	325,714	3,609,061	288,473	3,061,702
	8,684,604	95,980,495	9,966,232	105,293,998
Shares redeemed:
Class A	(3,592,381)	(39,596,408)	(7,315,367)	(76,819,266)
Class B	—	—	(16,193)	(168,020)
Class B – automatic conversion to Class A Shares	—	—	(41,171)	(433,961)
Class C	(38,355)	(422,554)	(135)	(1,462)
Class C2	(693,186)	(7,639,849)	(1,534,253)	(16,090,028)
Class I	(2,572,541)	(28,446,100)	(7,250,878)	(76,407,382)
	(6,896,463)	(76,104,911)	(16,157,997)	(169,920,119)
Net increase (decrease)	1,788,141	$19,875,584	(6,191,765)	$(64,626,121)

	Year Ended 5/31/15		Year Ended 5/31/14
Tennessee	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,893,679	$22,624,060	2,040,300	$23,472,147
Class A – automatic conversion of Class B Shares	—	—	48,214	545,695
Class B – exchanges	—	—	36	416
Class C	629,374	7,490,690	131,009	1,520,371
Class C2	51,574	611,288	413,316	4,723,528
Class I	2,099,909	24,975,884	2,263,161	25,882,382
Shares issued to shareholders due to reinvestment of distributions:
Class A	623,779	7,449,578	787,106	9,005,723
Class B	—	—	773	8,776
Class C	8,220	97,983	338	3,970
Class C2	153,811	1,834,174	213,052	2,433,397
Class I	118,073	1,408,717	107,610	1,230,016
	5,578,419	66,492,374	6,004,915	68,826,421
Shares redeemed:
Class A	(3,627,357)	(43,186,369)	(7,660,013)	(87,533,221)
Class B	—	—	(29,908)	(347,792)
Class B – automatic conversion to Class A Shares	—	—	(48,214)	(545,695)
Class C	(25,958)	(309,177)	(115)	(1,344)
Class C2	(946,141)	(11,269,008)	(2,848,053)	(32,510,122)
Class I	(874,895)	(10,420,678)	(1,776,726)	(20,275,505)
	(5,474,351)	(65,185,232)	(12,363,029)	(141,213,679)
Net increase (decrease)	104,068	$1,307,142	(6,358,114)	$(72,387,258)

80	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Purchases	$17,747,359	$16,943,219	$85,749,674	$67,392,538
Sales and maturities	19,903,547	13,751,384	44,014,196	12,313,044

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of May 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Cost of investments	$151,295,140	$105,452,237	$387,559,552	$404,717,691
Gross unrealized:
Appreciation	$8,973,494	$8,423,449	$32,261,948	$33,471,096
Depreciation	(1,529,624)	(243,674)	(1,215,560)	(2,247,761)
Net unrealized appreciation (depreciation) of investments	$7,443,870	$8,179,775	$31,046,388	$31,223,335

Permanent differences, primarily due to taxable market discount and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2015, the Funds’ tax year end, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Capital paid-in	$—	$—	$7	$5
Undistributed (Over-distribution of) net investment income	(71,517)	(969)	(173,115)	(184,259)
Accumulated net realized gain (loss)	71,517	969	173,108	184,254

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2015, the Funds’ tax year end, were as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Undistributed net tax-exempt income[1]	$528,005	$562,694	$805,151	$1,725,121
Undistributed net ordinary income[2]	57,996	2,334	—	—
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2015 through May 31, 2015, and paid on June 1, 2015.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2015 and May 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income[3]	$5,640,645	$4,263,686	$13,313,432	$13,880,203
Distributions from net ordinary income[2]	31,600	—	16,802	49,213
Distributions from net long-term capital gains	—	—	—	—

Nuveen Investments	81

Notes to Financial Statements (continued)

2014	Georgia	Louisiana	North Carolina	Tennessee
Distributions from net tax-exempt income	$6,139,295	$4,368,887	$14,915,162	$14,767,697
Distributions from net ordinary income[2]	—	9,012	7,594	198,244
Distributions from net long-term capital gains	—	—	—	1,648,439
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2015, as Exempt Interest Dividends.

As of May 31, 2015, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Georgia	Louisiana	North Carolina	Tennessee
Expiration:
May 31, 2016	$—	$—	$1,256,363	$—
May 31, 2017	2,634,690	—	1,649,881	—
May 31, 2018	3,466,007	1,974,371	4,606,864	—
May 31, 2019	—	107,840	—	—
Not subject to expiration	—	2,247,964	2,384,502	4,007,754
Total	$6,100,697	$4,330,175	$9,897,610	$4,007,754

During the Fund’s tax year ended May 31, 2015, Georgia utilized $337,211 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Georgia Fund-Level Fee	Louisiana Fund-Level Fee	North Carolina Fund-Level Fee	Tennessee Fund-Level Fee
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2015, the complex-level fee rate for each Fund was 0.1635%.

82	Nuveen Investments

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Sales charges collected (Unaudited)	$95,220	$210,213	$220,962	$274,492
Paid to financial intermediaries (Unaudited)	79,359	182,281	190,942	237,572

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Georgia	Louisiana	North Carolina	Tennessee
Commission advances (Unaudited)	$34,010	$60,444	$92,330	$112,109

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Georgia	Louisiana	North Carolina	Tennessee
12b-1 fees retained (Unaudited)	$21,593	$19,798	$51,940	$58,955

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Georgia	Louisiana	North Carolina	Tennessee
CDSC retained (Unaudited)	$2,183	$4,669	$3,782	$4,827

Nuveen Investments	83

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

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Glossary of Terms Used in this Report (continued)

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

88	Nuveen Investments

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Fund with which it is being compared and due to these differences, performance comparisons between the Funds and their Performance Peer Group may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Georgia Municipal Bond Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the shorter one-year period, the Fund ranked in the first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period.

For Nuveen Louisiana Municipal Bond Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and outperformed its benchmark in each of such periods.

For Nuveen North Carolina Municipal Bond Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Tennessee Municipal Bond Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and first quartile in the three- and five-year periods. The Fund also outperformed its benchmark in the one- and three-year periods and only slightly underperformed its benchmark in the five-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; differences in services provided and differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Board noted that the Funds each had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to municipal funds, such other clients of a Fund Adviser may include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Sub-Adviser.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. The Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also

90	Nuveen Investments

recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. The Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

92	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

Nuveen Investments	93

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

94	Nuveen Investments

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

Nuveen Investments	95

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Head of Business Development and Strategy, Global Structured Products Group (since November 2014); Managing Director (since 2009) and, formerly, Treasurer, of Nuveen Investments Advisers Inc., Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and (since 2011) Nuveen Asset Management LLC; Vice President and, formerly, Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; Chartered Accountant Designation.	195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

96	Nuveen Investments

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	97

Notes

98	Nuveen Investments

Notes

Nuveen Investments	99

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-MS5-0515D        9149-INV-Y-07/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended May 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	26,998	0	0	0
Nuveen Louisiana Municipal Bond Fund	26,823	0	0	0
Nuveen North Carolina Municipal Bond Fund	28,041	0	0	0
Nuveen Tennessee Municipal Bond Fund	28,149	0	0	0

Total	$110,011	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%
Nuveen Tennessee Municipal Bond Fund	0%	0%	0%	0%

May 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	26,244	0	0	0
Nuveen Louisiana Municipal Bond Fund	26,002	0	0	0
Nuveen North Carolina Municipal Bond Fund	27,273	0	0	0
Nuveen Tennessee Municipal Bond Fund	27,413	0	0	0

Total	$106,932	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%
Nuveen Tennessee Municipal Bond Fund	0%	0%	0%	0%

Fiscal Year Ended May 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen MultiState Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	0	0	0	0
Nuveen Louisiana Municipal Bond Fund	0	0	0	0
Nuveen North Carolina Municipal Bond Fund	0	0	0	0
Nuveen Tennessee Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	0	0	0	0
Nuveen Louisiana Municipal Bond Fund	0	0	0	0
Nuveen North Carolina Municipal Bond Fund	0	0	0	0
Nuveen Tennessee Municipal Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 7, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 7, 2015